KNOWLEDGE o DISCIPLINE o SERVICE o CHOICE
--------------------------------------------------------------------------------
YOU SHOULD KNOW WHAT INVESCO KNOWS (R)
--------------------------------------------------------------------------------

INVESCO COMBINATION STOCK & BOND FUNDS, INC.

BALANCED FUND
EQUITY INCOME FUND
TOTAL RETURN FUND









                                     ANNUAL

















ANNUAL REPORT | May 31, 2000                 [INVESCO ICON]  INVESCO FUNDS

"RATE INCREASES, IF THEY ARE TEMPORARY, DO LITTLE TO ALTER THE FUNDAMENTAL PROCESSES AT WORK IN THE ECONOMY" (PAGE 3)

Graph: Balanced Fund - Investor Class since inception (12/93) Total Return vs. S&P 500 Index and Lehman Government/Corporate Bond Index

          This line graph compares the value of a $10,000 investment in INVESCO Balanced Fund - Investor Class to the value of a $10,000 investment in the S&P 500 Index and a $10,000 investment in the Lehman Government/Corporate Bond Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception (12/93) through 5/31/00.

Graph: Equity Income Fund - Investor Class 10-Year Total Return vs. S&P 500 Index and Lehman Government /Corporate Bond Index

          This line graph compares the value of a $10,000 investment in INVESCO Equity Income Fund - Investor Class to the value of a $10,000 investment in the S&P 500 Index and a $10,000 investment in the Lehman Government/Corporate Bond Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the ten year period ended 5/31/00.

Graph: Total Return Fund - Investor Class 10-Year Total Return vs. S&P 500 Index and Lehman Government/Corporate Bond Fund Index

          This line graph compares the value of a $10,000 investment in INVESCO Total Return Fund - Investor Class to the value of a $10,000 investment in the S&P 500 Index and a $10,000 investment in the Lehman Government/Corporate Bond Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the ten year period ended 5/31/00.

                  INVESCO COMBINATION STOCK & BOND FUNDS, INC.
                           TOTAL RETURN-INVESTOR CLASS
                            PERIODS ENDED 5/31/00(1)

                                                                          10 YEARS*           MANAGER'S
                              CUMULATIVE                                  OR SINCE            REPORT
FUND (INCEPTION)              6 MONTHS        1 YEAR       5 YEARS*       INCEPTION           PAGE NUMBER
-----------------------------------------------------------------------------------------------------------
Balanced (12/93)                   0.42%       7.47%         18.21%         16.86%+                     3
-----------------------------------------------------------------------------------------------------------
Equity Income                      2.56%       8.46%         16.79%          14.69%                     5
-----------------------------------------------------------------------------------------------------------
Total Return                     (1.92%)     (8.29%)         11.59%          11.90%                     7
-----------------------------------------------------------------------------------------------------------
* AVERAGE ANNUALIZED
+ FOR FUNDS INTRODUCED MORE RECENTLY

The line graphs illustrate the value of a $10,000 investment, plus reinvested dividends and capital gain distributions, for the 10-year period or from inception through 5/31/00. The chart and other total return figures cited reflect the funds' operating expenses, but the indexes do not have expenses, which would, of course, have lowered their performance. (Of course, past performance is not a guarantee of future results.)(1),(2) Because the inception of Class C shares for INVESCO Combination Stock & Bonds funds took place shortly before the reporting period, we are not including performance figures for this class of shares. Future reports will include separate performance figures for Class C shares.

BALANCED FUND
YOUR FUND'S PERFORMANCE: A REPORT FROM THE MANAGERS
--------------------------------------------------------------------------------
Dear Shareholder:

History has shown that both the equity and bond markets often struggle when interest rates are on the rise, and this past fiscal year has been no exception. The Federal Reserve Board began raising official short-term rates soon after our reporting period began; as of this writing, it appears that the current round of tightening has not come to an end. This environment has restrained our fund's gains, especially compared to those we have recorded over the last few years.

For the one-year period ended May 31, 2000, the value of Investor Class shares rose 7.47%. This can be compared to both the S&P 500 Index, which rose 10.47% during the same period, and the Lehman Government/Corporate Bond Index, which rose 1.91%. (Of course, past performance is no guarantee of future results.)(1),(2)

Rate increases, if they are temporary, do little to alter the fundamental processes at work in the economy. Of late, perhaps the most fundamental of all such processes has been the adoption of sophisticated digital technologies by both businesses and households. Through February, investors kept this fact in mind, focusing assets on those companies at the epicenter of technological change -- computer and chip makers, biotechnology companies, and leading-edge communications firms. In their enthusiasm, investors bid up the prices of many such companies to levels that were hard to justify on the basis of current -- or even future -- earnings. Thus, many analysts were not surprised when most of these stocks tumbled lower in the spring.

It is questionable whether the true value of companies using new technologies -- rather than creating them -- has yet been realized in the markets. A whole range of "traditional" firms, from consumer products companies to energy producers, are adopting or improving information technology to speed production and marketing. Lately, the consumer products firms Colgate-Palmolive Co and Gillette Co, for example, have aggressively integrated business software created by SAP AG, all companies currently in our portfolio.

--------------------------------------------------------------------------------
FUND MANAGERS

CHARLES P. MAYER (EQUITY)

SENIOR VICE PRESIDENT, INVESCO FUNDS GROUP. BA, ST. PETER'S COLLEGE; MBA, ST. JOHN'S UNIVERSITY. JOINED INVESCO IN 1993. BEGAN INVESTMENT CAREER IN 1969. HAS MANAGED THIS FUND SINCE 1996.

DONOVAN J. (JERRY) PAUL, CFA, CPA (FIXED-INCOME)

SENIOR VICE PRESIDENT, INVESCO FUNDS GROUP. BBA, UNIVERSITY OF IOWA; MBA, UNIVERSITY OF NORTHERN IOWA. JOINED INVESCO IN 1994. BEGAN INVESTMENT CAREER IN 1976. HAS MANAGED THIS FUND SINCE 1994.

PETER M. LOVELL (EQUITY)

VICE PRESIDENT, INVESCO FUNDS GROUP. BA, COLORADO STATE UNIVERSITY; MBA, REGIS UNIVERSITY. JOINED INVESCO IN 1994. BEGAN INVESTMENT CAREER IN 1992. HAS MANAGED THIS FUND SINCE 1998.

Another industry making "second-line" use of technology is retailing. Electronics retailers, such as Circuit City Stores-Circuit City Group and RadioShack Corp, are seeing sales explode as consumers upgrade to digital appliances, including cell phones and DVD players. Should consumer spending slow, we remain optimistic that these firms will continue to fare well. Buyers appreciate that consumer electronics are actually becoming cheaper with time; thus, these products seem likely to continue to offer value even as inflation heats up or as household budgets become tighter. This same reasoning has recently driven our investments in Target Corp and Kohl's Corp. Both stores offer quality to value-conscious customers, an ideal approach when consumers are tightening their belts.

Aside from changing the dynamics of the equity markets, rising interest rates and the threat of an economic slowdown take their toll on the fixed-income markets as well. Over the past year, our bond allocation has moved within a tight range, hovering between 29% to 33%. The return on these holdings has been slightly negative, as rising rates caused government bond prices to fall, and corporate bonds have been bid even lower as demand slackened. As a result, corporate bonds now appear to us to be attractively priced, both on an historical basis and relative to credit quality. Still, we see little evidence of a catalyst for the bond market to recover as long as the economic and interest rate outlook remains clouded.

As we move forward in this somewhat murky economic environment, we are strengthening our investments in more defensive growth industries. The pharmaceutical industry, for example, often receives flows from more volatile sectors, such as technology, when an economic slowdown threatens. The financial services sector also appears to offer good opportunities. While investors have been preoccupied with rising interest rates, which typically harm the bottom line for banks, many institutions have seen impressive earnings from fee-based businesses.

In summary, we believe there remain many attractive opportunities for investors willing to wait out the current period of interest rate increases. The fundamental drivers behind the incredible economic expansion of the 1990s -- technological change and productivity growth -- have not changed. Our plan is to position the fund to seize these opportunities once conditions become more stable. (Of course, there is no guarantee the fund will meet its investment objectives.)

/s/ Charles P. Mayer          /s/ Donovan J. Paul           /s/ Peter M. Lovell
--------------------          -------------------           -------------------
Charles P. Mayer              Donovan J. (Jerry) Paul       Peter M. Lovell
Senior Vice President         Senior Vice President         Vice President

EQUITY INCOME FUND
YOUR FUND'S PERFORMANCE: A REPORT FROM THE MANAGERS
--------------------------------------------------------------------------------
Dear Shareholder:

The fiscal year ended May 31, 2000, was a moderately successful one for our fund, although our returns did not match those characteristic of our longer-term average performance. Business conditions remained extremely strong for most of the companies in our portfolio, as the economy steamed ahead at the fastest rate in years. But securities markets are inherently forward-looking, and a sense that the good times would soon come to an end permeated the investment climate -- depressing the prices of many stocks. At the very end of our reporting period, data began to come in suggesting that the expansion was slowing. Still, looking further ahead, this apparently negative news may be just what the markets need to establish a more positive vision of the future.

For the one-year period ended May 31, 2000, the value of Investor Class shares rose 8.46%. This can be compared to both the 10.47% rise of the S&P 500 Index, and the Lehman Government/Corporate Bond Index, which rose 1.91%. (Of course, past performance is no guarantee of future results.)(1),(2)

Contributions to our performance have come from a variety of sectors. The rise in oil and natural gas prices led to strong returns for many of our energy holdings, especially Apache Corp and the oil services firm Schlumberger Ltd. Our financial services holdings were also strong, as investors began to weigh beaten-down share prices against solid profits. This was especially true of companies such as Bank of New York that rely on fee-based transactions rather than lending operations. General Electric, an increasingly important player in financial services, also fared well. Additionally, the life insurance industry offered some powerful returns. MetLife Inc, which only recently became a publicly traded company, has performed very well, as has John Hancock Financial Services. The health care firms Medtronic Inc and Warner-Lambert Co also helped our performance considerably. (Holdings and compostition of holdings are subject to change.)

At the same time, some of the dominant competitors in the economy have not fared so well in recent months. Most people are aware of Microsoft Corp's antitrust problems. Worries that Microsoft will be broken up -- which seems increasingly likely given the recent ruling on the case -- have taken a severe toll on the software maker's stock. As some point out, however, if shareholders are given holdings in two or more pieces of Microsoft, they may well fare better than if nothing had changed. Ironically, one of the strongest contributors to our performance over the past year was US WEST, a piece of the former AT&T Corp. monopoly.

--------------------------------------------------------------------------------
FUND MANAGERS

CHARLES P. MAYER (EQUITY)

SENIOR VICE PRESIDENT, INVESCO FUNDS GROUP. BA, ST. PETER'S COLLEGE; MBA, ST. JOHN'S UNIVERSITY. JOINED INVESCO IN 1993. BEGAN INVESTMENT CAREER IN 1969. HAS MANAGED THIS FUND SINCE 1996.

DONOVAN J. (JERRY) PAUL, CFA, CPA (FIXED-INCOME)

SENIOR VICE PRESIDENT, INVESCO FUNDS GROUP. BBA, UNIVERSITY OF IOWA; MBA, UNIVERSITY OF NORTHERN IOWA. JOINED INVESCO IN 1994. BEGAN INVESTMENT CAREER IN 1976. HAS MANAGED THIS FUND SINCE 1994.

Our fund remained heavily weighted in equities, in line with our recent efforts to more aggressively pursue capital growth opportunities. This proved a fruitful strategy, given the recent bond environment. Of course, rising interest rates are never good for bond prices, and the corporate bonds in which we invest were especially hard-hit this past year. With stocks offering stellar returns over the last several years, interest in bonds has slackened, driving down demand and prices. Additionally, high-profile defaults have taken a toll. Although we have done a better job than many high-yield bond investors in avoiding such defaults, they have a ripple effect throughout the entire bond market.

The flip side of this difficult period, however, is that corporate bonds are now quite attractively priced relative to government bonds -- and to their underlying security structures. With much of the bad news already built into bond prices, it appears unlikely that they will drift significantly lower -- and in the meantime, they will continue to provide the fund with attractive yields.

We expect that many of the questions preoccupying the markets will be answered in the next few months. Above all, investors should soon learn whether the Federal Reserve's efforts to slow the expansion have worked -- or, in fact, have worked too well by throwing the economy into recession. It is important to keep in mind that, even in a mild recession, some companies and sectors can continue to thrive, and we have taken steps to include many such firms in the portfolio. In particular, we have renewed our focus on companies enjoying solid unit growth, combined with renewed pricing power.

Our continued broad goal will be to allow shareholders to participate in the market's upward movements, while also providing downside protection. It is too early to determine whether the markets are on the edge of a significant retreat or are poised to resume climbing once the direction of monetary policy becomes clear. We are satisfied that the current fund composition includes stocks that may perform well in either situation. (Of course, there is no guarantee the fund will meet its investment objectives.)

/s/ Charles P. Mayer                /s/ Donovan J. Paul
--------------------                -------------------
Charles P. Mayer                    Donovan J. (Jerry) Paul
Senior Vice President               Senior Vice President

TOTAL RETURN FUND
YOUR FUND'S PERFORMANCE: A REPORT FROM THE MANAGERS
--------------------------------------------------------------------------------
Dear Shareholder:

The past year has been challenging for the fund, due to the dominance of growth stocks for most of the period. In the second half of 1999 and the first few months of 2000, investors exhibited what appeared to be an insatiable appetite for New Economy stocks, particularly in the areas of technology and telecommunications, while overlooking many attractively-priced and high-quality shares in more traditional industries, such as financial services, basic materials and industrial products.

This trend reversed itself in late March, however, when investors sold off their higher valuation New Economy stocks and rotated back into value stocks trading at attractive prices. The result was a rally in value shares that extended into late May.

The recent resurgence in value stocks benefited the fund's performance during the last three months of the period. However, these gains were not enough to offset the tremendous lead established by our peers and by the S&P 500 Index -- all of which are biased toward growth stocks. Consequently, for the 12-month period ended May 31, 2000, the value of Investor Class shares declined 8.29%, compared to a 10.47% gain in the S&P 500 Index and a 1.91% increase in the Lehman Government/Corporate Bond Index. Nonetheless, from mid-March through the end of May, the fund's equity holdings fared much better than the benchmark and the peer universe. (Of course, past performance is no guarantee of future results)(1),(2)

Without a doubt, the largest negative for our performance during the overall period was our underexposure to technology stocks, which fueled broader market gains in 1999 and early 2000. We were also penalized by our selection of specific stocks within the technology sector, as the lower-valuation holdings we favored failed to capture investor attention. Nonetheless, our underexposure to high-priced technology stocks worked to our advantage during the last three months of the period, when these shares came under heavy selling by investors concerned about valuations.

Our performance over the entire period was also hindered by our overweight position in basic material and consumer durable stocks, which were among the weakest performing sectors over the past year. Nonethe- less, many of these holdings made a comeback in recent months as investors perceived their value. One standout was Ford Motor, the world's most profitable automaker. With its recent acquisitions of Volvo and Land Rover, Ford Motor continues its efforts to overhaul its design process, while improving its luxury car line. It is also spinning off low-margin businesses -- such as its auto parts operation Visteon -- while looking for ways to leverage new technology. For example, it is teaming up with Microsoft Corp's MSN CarPoint Web site to launch a "build to order" service enabling consumers to customize their vehicles.

--------------------------------------------------------------------------------
FUND MANAGERS

EDWARD C. MITCHELL, JR.,CFA, CIC

CHAIRMAN & PORTFOLIO MANAGER, INVESCO CAPITAL MANAGEMENT. BA, UNIVERSITY OF VIRGINIA, MBA, UNIVERSITY OF COLORADO. JOINED INVESCO IN 1979. BEGAN INVESTMENT CAREER IN 1969. HAS MANAGED THIS FUND SINCE 1987.

JAMES O. BAKER, CFA

PORTFOLIO MANAGER, INVESCO CAPITAL MANAGEMENT. BA, MERCER UNIVERSITY. JOINED INVESCO IN 1992. BEGAN INVESTMENT CAREER IN 1977. HAS MANAGED THIS FUND SINCE 1993.

THEY ARE ASSISTED BY DAVID S. GRIFFIN, CFA, AND MARGARET DURKES, CFA.

The recent sell-off not only supported our attention to valuations, but it also created some opportunities for us to add select technology names which we now believe are fairly valued. For example, we took advantage of the volatility to add a new position in Tellabs Inc, a maker of networking equipment which serves the satellite, wireless and wireline markets. Since the funds are actively managed, holdings will change over time.

Going forward, we remain optimistic that value stocks are making a comeback. At the same time, we acknowledge that there remain extreme valuation differences between growth and value stocks. This suggests more room for improvement in value shares. Over the long run, we are confident that investors will reward the kind of companies in which we invest -- fundamentally strong businesses trading at reasonable valuations. We are also encouraged by recent economic developments suggesting interest rates have peaked, which bodes well for our fixed-income holdings and some of our more cyclically sensitive equity positions.


/s/ Edward C. Mitchell, Jr.               /s/ James O. Baker
---------------------------               ------------------
Edward C. Mitchell, Jr.                   James O. Baker
Chairman & Portfolio Manager              Portfolio Manager


EFFECTIVE JULY 1, 2000, DAVID S. GRIFFIN, CFA, WILL ASSUME MANAGEMENT RESPONSIBILITY FOR INVESCO TOTAL RETURN FUND. MR. GRIFFIN WAS FORMERLY THE FUND'S ASSISTANT PORTFOLIO MANAGER AND JOINED INVESCO IN 1986. MR. GRIFFIN RECEIVED HIS BACHELOR'S DEGREE FROM OHIO WESLEYAN UNIVERSITY AND HIS MBA FROM WILLIAM AND MARY COLLEGE. HE BEGAN HIS INVESTMENT CAREER IN 1982.

--------------------------------------------------------------------------------
SINCE THE FUNDS ARE ACTIVELY MANAGED, HOLDINGS WILL CHANGE OVER TIME.

(1)TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS FOR THE PERIODS INDICATED. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED.

(2)THE S&P 500 AND LEHMAN GOVERNMENT/CORPORATE BOND INDEX ARE UNMANAGED INDEXES OF SECURITIES CONSIDERED REPRESENTATIVE OF THE BROAD DOMESTIC EQUITY AND DOMESTIC FIXED-INCOME MARKETS, RESPECTIVELY.

INVESCO FUNDS | ANNUAL REPORT | MAY 31, 2000
MOVING FORWARD
--------------------------------------------------------------------------------
MARKET HEADLINES:
DECEMBER 1999 TO MAY 2000

For most of the past year, the major story in the financial markets has been the tremendous disparity between the performance of New Economy growth stocks -- particularly technology, telecommunications, and media companies -- and lagging Old Economy shares in sectors such as financial services, industrial products and basic materials. Against this backdrop, the technology-intensive Nasdaq Composite far outpaced the more Old Economy-based S&P 500 Index and Dow Jones Industrial Average. This dichotomy persisted through the first two months of 2000, despite the fact that many New Economy shares were trading at lofty valuations that appeared harder to justify in an environment of rising interest rates.

At the same time, there were signs that the "virtuous economy" -- neither too hot nor too cold -- was finally starting to heat up. Labor markets remained tight and wage pressures were simmering, while consumers were studying the impressive balances on their investment statements and spending like never before. Meanwhile, economies in Europe and Asia picked up steam, and oil prices surged to new highs. With the global economy firing on all cylinders, inflation became the dominant concern. The Federal Reserve Board responded to these pressures by tightening credit conditions. Between June of 1999 and May of 2000, the central bank raised short-term interest rates six times -- for a total of 1.75% -- the latest a 0.50% rate increase in May.

The threat of higher interest rates kept financial markets volatile, and put upward pressure on short and intermediate bond rates. At the same time, technical factors and the government's efforts to pay down long-term debt sent long-term Treasury bond yields lower. The result was an inverted yield curve (an unusual situation where short-term rates are higher than longer-term rates.) Market pessimists pointed to this development as another sign that the expansion was on its last legs, since inverted yield curves have historically foretold a number of recessions, some of which actually occurred.

For a time, it appeared that growth stocks really did enjoy a Teflon(TM) coating, as valuations on many technology, telecommunication and biotechnology stocks surged to new highs despite rising interest rates and heightened economic uncertainty. Yet the New Economy onslaught hit a wall in late March, as interest rate fears and rumblings out of Washington triggered a sell-off in biotechnology stocks that quickly spread to other New Economy stalwarts, sending the Nasdaq Composite into a tailspin.

Between March 10 and May 24, 2000, the Nasdaq endured a sell-off of historic proportions, as investors rotated out of growth stocks to revisit many defensive and value-oriented issues. Meanwhile, investors continued to weigh the risks of further interest rate increases against overwhelmingly positive news on earnings, while bargain hunters revisited many promising shares oversold in the correction.

INVESCO FUNDS | ANNUAL REPORT | MAY 31, 2000
MOVING FORWARD (CONTINUED)
--------------------------------------------------------------------------------

The market shook off its malaise in late May, invigorated by signs that the economy was starting to cool. For one thing, job growth has slowed dramatically, with non-farm payrolls losing 126,000 jobs in May (excluding census workers). Vehicle and home sales also fell sharply in May, while chain store receipts came in weaker than expected. More importantly, wage pressures have remained subdued, as hourly wages crept up at their slowest pace in the last four years. Hopes that the Fed might halt its interest rate campaign triggered a strong post-Memorial Day rally that sent the Nasdaq to its biggest percentage increase ever. The Dow Jones Industrial Average, Standard & Poor's 500 Composite Stock Index and Russell 2000 Index also turned in solid gains.*

While the recent market rebound has been encouraging, uncertainty over interest rates will likely persist. The economic expansion appears to be transitioning into a new phase of more moderate growth and somewhat higher inflation. While the Federal Reserve has no desire to trigger a recession, it will remain vigilant as long as inflation remains a risk. Consequently, we caution that financial markets are likely to remain volatile, and that it will be difficult for equities to record the kind of gains we saw last year. Nonetheless, we are confident that this type of environment will provide opportunities for investors, such as ourselves, who rely on bottom-up research to identify solid companies that may perform well in any kind of market environment.

* THE STANDARD & POOR'S 500 COMPOSITE STOCK INDEX IS AN UNMANAGED INDEX OF COMMON STOCKS CONSIDERED REPRESENTATIVE OF THE BROAD U.S. STOCK MARKET; THE DOW JONES INDUSTRIAL AVERAGE REPRESENTS 30 LARGE INDUSTRIAL COMPANIES ON THE NEW YORK STOCK EXCHANGE AND NASDAQ; AND THE RUSSELL 2000 INDEX IS AN UNMANAGED INDEX OF COMMON STOCKS CONSIDERED REPRESENTATIVE OF THE SMALL-CAPITALIZATION STOCK MARKET.

TEN LARGEST STOCK HOLDINGS

INVESCO COMBINATION STOCK & BOND FUNDS, INC.
MAY 31, 2000

DESCRIPTION                                              VALUE
--------------------------------------------------------------------------------
BALANCED FUND
Merck & Co                                         $  9,999,750
General Motors Class H Shrs                           9,597,656
Citigroup Inc                                         9,595,531
Clear Channel Communications                          9,351,887
Allmerica Financial                                   9,299,225
Exxon Mobil                                           9,222,694
Morgan (J P) & Co                                     8,652,000
Unocal Corp                                           8,494,687
Textron Inc                                           8,477,525
Maxim Integrated Products                             8,335,687

EQUITY INCOME FUND
Bank of New York                                   $187,750,000
General Electric                                    142,087,500
Kansas City Southern Industries                     127,775,000
Merck & Co                                          104,475,000
Exxon Mobil                                          91,643,750
Honeywell International                              86,132,812
Warner-Lambert Co                                    85,487,500
Citigroup Inc                                        82,796,437
Schlumberger Ltd                                     80,918,750
Allmerica Financial                                  80,578,938


TOTAL RETURN FUND
Bank of America                                    $ 47,894,875
Sprint Corp                                          44,467,500
Merck & Co                                           37,312,500
Exxon Mobil                                          32,491,875
AT&T Corp                                            31,739,063
Intel Corp                                           31,654,750
Ford Motor                                           29,375,456
Repsol SA Sponsored ADR Representing Ord Shrs        29,011,488
Morgan Stanley Dean Witter & Co                      28,775,000
Computer Associates International                    27,552,500

Composition of holdings is subject to change.

STATEMENT OF INVESTMENT SECURITIES

INVESCO COMBINATION STOCK & BOND FUNDS, INC.
MAY 31, 2000

                                                      SHARES OR
                                                      PRINCIPAL
%     DESCRIPTION                                     AMOUNT             VALUE
--------------------------------------------------------------------------------
BALANCED FUND
62.54 COMMON STOCKS
1.18  AEROSPACE & DEFENSE
      Honeywell International                           142,800  $   7,809,375
================================================================================
5.96  BANKS
      Bank of America                                   126,100      7,006,431
      Bank of New York                                  174,200      8,176,512
      Chase Manhattan                                   102,700      7,670,406
      Morgan (J P) & Co                                  67,200      8,652,000
      Wells Fargo & Co                                  172,000      7,783,000
================================================================================
                                                                    39,288,349
0.82  BEVERAGES
      Anheuser-Busch Cos                                 69,700      5,401,750
================================================================================
1.01  BIOTECHNOLOGY-- HEALTH CARE
      Genentech Inc(a)                                   61,900      6,646,513
================================================================================
3.54  BROADCASTING
      Clear Channel Communications(a)                   124,900      9,351,887
      EchoStar Communications Class A Shrs(a)           109,200      4,361,175
      General Motors Class H Shrs(a)                     97,500      9,597,656
================================================================================
                                                                    23,310,718
2.11  CABLE
      AT&T Corp-Liberty Media Group Class A Shrs(a)     145,000      6,425,313
      CableVision Systems Class A Shrs(a)               119,600      7,489,950
================================================================================
                                                                    13,915,263
1.20  COMMUNICATIONS-- EQUIPMENT & MANUFACTURING
      Nortel Networks                                   145,400      7,897,038
================================================================================
4.40  COMPUTER RELATED
      Cisco Systems(a)                                  131,800      7,512,600
      Computer Associates International                 133,800      6,890,700
      EMC Corp(a)                                        64,200      7,467,262
      Sun Microsystems(a)                                92,900      7,118,462
================================================================================
                                                                    28,989,024
0.72  CONTAINERS
      Temple-Inland Inc                                  96,100      4,774,969
================================================================================
0.75  ELECTRIC UTILITIES
      Unicom Corp                                       118,900      4,956,644
================================================================================
1.26  ELECTRICAL EQUIPMENT
      General Electric                                  157,700      8,298,962
================================================================================
3.57  ELECTRONICS--SEMICONDUCTOR
      Intel Corp                                         62,100      7,739,212
      Maxim Integrated Products(a)                      131,400      8,335,687
      Texas Instruments                                 102,800      7,427,300
================================================================================
                                                                    23,502,199
                                                      SHARES OR
                                                      PRINCIPAL
%     DESCRIPTION                                     AMOUNT             VALUE
--------------------------------------------------------------------------------
0.92  ENTERTAINMENT
      Gemstar International Group Ltd(a)                143,000  $   6,068,563
================================================================================
1.46  FINANCIAL
      Citigroup Inc                                     154,300      9,595,531
================================================================================
1.07  GAMING
      Harrah's Entertainment(a)                         357,100      7,052,725
================================================================================
7.10  HEALTH CARE DRUGS--PHARMACEUTICALS
      American Home Products                            138,600      7,467,075
      Forest Laboratories(a)                             79,000      6,991,500
      Johnson & Johnson                                  81,200      7,267,400
      Merck & Co                                        134,000      9,999,750
      Pharmacia Corp                                    131,600      6,834,975
      Warner-Lambert Co                                  67,200      8,206,800
================================================================================
                                                                    46,767,500
0.95  HOUSEHOLD PRODUCTS
      Colgate-Palmolive Co                              118,700      6,246,588
================================================================================
1.41  INSURANCE
      Allmerica Financial                               161,200      9,299,225
================================================================================
0.97  INVESTMENT BANK/BROKER FIRM
      Morgan Stanley Dean Witter & Co                    88,800      6,388,050
================================================================================
1.29  MANUFACTURING
      Textron Inc                                       135,100      8,477,525
================================================================================
0.72  NATURAL GAS
      Coastal Corp                                       77,500      4,756,563
================================================================================
4.70  OIL & GAS RELATED
      Apache Corp                                       130,100      7,919,837
      Exxon Mobil                                       110,700      9,222,694
      Schlumberger Ltd                                   72,900      5,362,706
      Unocal Corp                                       221,000      8,494,687
================================================================================
                                                                    30,999,924
1.00  PERSONAL CARE
      Gillette Co                                       198,000      6,608,250
================================================================================
0.86  RAILROADS
      Kansas City Southern Industries                    84,500      5,682,625
================================================================================
4.19  RETAIL
      Circuit City Stores-Circuit City Group            151,700      7,556,556
      Kohl's Corp(a)                                    129,200      6,686,100
      RadioShack Corp                                   181,100      7,685,431
      Target Corp                                        91,300      5,723,369
================================================================================
                                                                    27,651,456
2.25  SERVICES
      America Online(a)                                 129,300      6,852,900
      Omnicom Group                                      94,900      7,965,669
================================================================================
                                                                    14,818,569
                                                      SHARES OR
                                                      PRINCIPAL
%     DESCRIPTION                                     AMOUNT             VALUE
--------------------------------------------------------------------------------
1.71  TELECOMMUNICATIONS-- CELLULAR & WIRELESS
      Crown Castle International(a)                     168,000  $   4,399,500
      Nextel Communications Class A Shrs(a)              73,900      6,844,988
================================================================================
                                                                    11,244,488
2.28  TELECOMMUNICATIONS-- LONG DISTANCE
      Cable & Wireless PLC Sponsored ADR
         Representing 3 Ord Shrs                        161,100      7,994,588
      Qwest Communications International(a)             166,600      7,049,263
================================================================================
                                                                    15,043,851
3.14  TELEPHONE
      Amdocs Ltd(a)                                      52,200      3,233,138
      BellSouth Corp                                    149,500      6,979,781
      McLeodUSA Inc(a)                                  342,100      6,842,000
      SBC Communications                                 84,000      3,669,750
================================================================================
                                                                    20,724,669
      TOTAL COMMON STOCKS (Cost $355,768,979)                      412,216,906
================================================================================
0.84  PREFERRED STOCKS
0.84  COMPUTER RELATED
      SAP AG Sponsored ADR Representing 1/12 Pfd Shr
        (Cost $5,147,286)                               128,900      5,526,588
================================================================================
30.14 FIXED INCOME SECURITIES
7.67  US GOVERNMENT OBLIGATIONS
      US Treasury Notes
        6.625%, 5/31/2002                          $  6,500,000      6,491,875
        6.000%, 8/15/2004                          $  5,000,000      4,892,190
        6.000%, 8/15/2009                          $  7,500,000      7,303,125
        5.875%, 11/15/2004                         $ 10,000,000      9,725,000
        5.625%, 5/15/2008                          $ 16,355,000     15,521,925
        5.500%, 5/15/2009                          $  3,000,000      2,819,064
        5.250%, 5/15/2004                          $  4,000,000      3,812,500
================================================================================
        TOTAL US GOVERNMENT OBLIGATIONS
          (Amortized Cost $52,020,160)                              50,565,679
================================================================================
4.29  US GOVERNMENT AGENCY OBLIGATIONS
      Freddie Mac, Gold, Participation Certificates
        6.500%, 6/1/2011                           $  5,655,598      5,395,800
        6.500%, 9/1/2011                           $  5,467,194      5,216,051
        6.500%, 2/1/2030                           $  4,985,199      4,617,735
      Resolution Funding, Generic Interest Strip,
         Zero Coupon, 4/15/2009                    $ 24,000,000     13,014,456
================================================================================
        TOTAL US GOVERNMENT AGENCY OBLIGATIONS
          (Amortized Cost $28,982,412)                              28,244,042
================================================================================
18.18 CORPORATE BONDS
0.24  AIRLINES
      Delta Air Lines, Deb, 10.375%, 12/15/2022    $  1,500,000      1,577,516
================================================================================
0.23  BUILDING MATERIALS
      USG Corp, Sr Notes, 8.500%, 8/1/2005         $  1,500,000      1,506,414
================================================================================
0.48  CABLE
      TCI Communications,Sr Deb,7.875%, 2/15/2026  $  1,000,000        960,050

                                                                           SHARES OR
                                                                           PRINCIPAL
%     DESCRIPTION                                                             AMOUNT          VALUE
-----------------------------------------------------------------------------------------------------
      Tele-Communications Inc, Sr Deb, 9.800%, 2/1/2012                 $  2,000,000  $   2,232,166
=====================================================================================================
                                                                                          3,192,216
0.12  CHEMICALS
      Equistar Chemicals LP, Deb, 7.550%, 2/15/2026                     $  1,000,000        785,503
=====================================================================================================
10.21 ELECTRIC UTILITIES
      Appalachian Power, 1st Mortgage
        Medium-Term Notes, 8.000%, 6/1/2025                             $  2,000,000      1,910,678
      Arizona Public Service,
        1st Mortgage, 8.000%, 2/1/2025                                  $  1,500,000      1,380,345
      Central Power & Light, 1st Mortgage,
        Series II, 7.500%, 4/1/2023                                     $  2,500,000      2,223,937
      Commonwealth Edison, 1st Mortgage
        Series 76, 8.250%, 10/1/2006                                    $  1,000,000      1,013,088
        Series 88, 8.375%, 2/15/2023                                    $  4,000,000      3,857,476
        Series 93, 7.000%, 7/1/2005                                     $  2,000,000      1,937,146
      Consumers Energy, 1st & Refunding Mortgage
        7.375%, 9/15/2023                                               $  2,500,000      2,179,283
      Detroit Edison, Medium-Term Notes, Series C, 8.300%, 1/13/2023    $  1,000,000        971,949
      Duquesne Light
        1st Collateral Trust, 7.550%, 6/15/2025                         $  4,000,000      3,586,764
        Medium-Term Notes, Series B, 8.200%, 11/15/2022                 $  1,000,000        982,585
      El Paso Electric, 1st Mortgage, Series D, 8.900%, 2/1/2006        $  4,000,000      4,038,188
      Gulf Power, 1st Mortgage, 6.875%, 1/1/2026                        $  3,000,000      2,504,976
      Gulf States Utilities, 1st Mortgage, 8.700%, 4/1/2024             $  1,000,000        966,240
      Indiana Michigan Power, 1st Mortgage
        Medium-Term Notes, 8.500%, 12/15/2022                           $  3,000,000      2,955,273
      Jersey Central Power & Light
        1st Mortgage, 7.500%, 5/1/2023                                  $  2,000,000      1,827,970
        Sr 1st Mortgage Medium-Term Notes, Series C
          7.980%, 2/16/2023                                             $  2,000,000      1,879,822
      Kentucky Utilities, 1st Mortgage, Series R, 7.550%, 6/1/2025      $  2,000,000      1,807,956
      Metropolitan Edison, 1st Mortgage Medium-Term
        Notes, Series B, 8.150%, 1/30/2023                              $  2,000,000      1,924,410
      New York State Electric & Gas, 1st Mortgage, 8.300%, 12/15/2022   $  1,500,000      1,426,776
      Niagara Mohawk Power, 1st Mortgage
        8.750%, 4/1/2022                                                $  2,000,000      1,991,854
        7.750%, 5/15/2006                                               $  4,000,000      3,903,156
      Pennsylvania Power, 1st Mortgage, 8.500%, 7/15/2022               $  2,500,000      2,390,037
      Potomac Edison, 1st Mortgage, 7.750%, 5/1/2025                    $  4,000,000      3,678,088
      Potomac Electric Power, 1st Mortgage, 8.500%, 5/15/2027           $  2,000,000      1,985,382
      Public Service Electric & Gas, 1st Mortgage, 6.375%, 5/1/2023     $  1,400,000      1,284,245
      Public Service of Colorado, 1st Mortgage, 9.875%, 7/1/2020        $  1,500,000      1,557,284
      Texas Utilities
        1st Mortgage & Collateral Trust, 8.500%, 8/1/2024               $  4,000,000      3,807,464
        1st Mortgage, 7.375%, 10/1/2025                                 $  2,000,000      1,714,428
      Union Electric, 1st Mortgage
        8.750%, 12/1/2021                                               $  3,250,000      3,171,880
        8.250%, 10/15/2022                                              $    500,000        481,142
      Wisconsin Electric Power, 1st Mortgage, 8.375%, 12/1/2026         $  2,000,000      1,949,596
=====================================================================================================
                                                                                         67,289,418
0.49  ENTERTAINMENT
      Paramount Communications, Sr Deb, 8.250%, 8/1/2022                $  3,400,000      3,252,811
=====================================================================================================
                                                                           SHARES OR
                                                                           PRINCIPAL
%     DESCRIPTION                                                             AMOUNT          VALUE
-----------------------------------------------------------------------------------------------------
0.29  FINANCIAL
      Associates Corp of North America, Sr Euro
        Medium-Term Notes, Series 8, 7.375%, 6/11/2007                  $  2,000,000   $  1,934,622
=====================================================================================================
0.33  GAMING
      Mirage Resorts, Notes, 6.750%, 8/1/2007                           $  2,500,000      2,160,285
=====================================================================================================
0.68  INSURANCE
      Equitable Cos, Sr Notes, 9.000%, 12/15/2004                       $  2,500,000      2,594,355
      Progressive Corp, Sr Notes, 6.625%, 3/1/2029                      $  2,500,000      1,890,312
=====================================================================================================
                                                                                          4,484,667
0.13  LODGING-- HOTELS
      Hilton Hotels, Sr Notes, 7.200%, 12/15/2009                       $  1,000,000        829,606
=====================================================================================================
0.10  NATURAL GAS
      NorAm Energy, Conv Sub Deb, 6.000%, 3/15/2012                     $    750,000        627,188
=====================================================================================================
0.55  OIL & GAS RELATED
      Atlantic Richfield, Deb, 10.875%, 7/15/2005                       $  1,500,000      1,704,487
      Panhandle Eastern Pipe Line, Sr Notes, 6.500%, 7/15/2009          $  1,000,000        870,307
      Sun Inc, Deb, 9.375%, 6/1/2016                                    $  1,000,000      1,025,380
=====================================================================================================
                                                                                          3,600,174
0.79  PAPER & FOREST PRODUCTS
      Bowater Inc, Deb, 9.000%, 8/1/2009                                $  2,000,000      2,028,218
      Chesapeake Corp, Deb, 7.200%, 3/15/2005                           $  3,500,000      3,192,948
=====================================================================================================
                                                                                          5,221,166
0.91  TELECOMMUNICATIONS  -- CELLULAR & WIRELESS
      Esat Holdings Ltd, Sr Deferred Step-Up Notes, Series B
        Zero Coupon(b), 2/1/2007                                        $  2,000,000      1,810,000
      Rogers Cantel, Sr Deb, 9.750%, 6/1/2016                           $  4,000,000      4,220,000
=====================================================================================================
                                                                                          6,030,000
0.51  TELECOMMUNICATIONS-- LONG DISTANCE
      AT&T Corp, Notes, 6.000%, 3/15/2009                               $  1,500,000      1,307,805
      GTE Corp, Deb, 7.900%, 2/1/2027                                   $  2,250,000      2,077,443
=====================================================================================================
                                                                                          3,385,248
2.12  TELEPHONE
      Centel Capital, Deb, 9.000%, 10/15/2019                           $  2,500,000      2,680,825
      MetroNet Communications, Sr Discount Step-Up Notes
        Zero Coupon(b), 6/15/2008                                       $ 12,850,000     10,344,109
      US WEST Communications, Notes, 5.650%, 11/1/2004                  $  1,000,000        926,192
=====================================================================================================
                                                                                         13,951,126
        TOTAL CORPORATE BONDS (Amortized Cost $130,265,514)                             119,827,960
=====================================================================================================
      TOTAL FIXED INCOME SECURITIES (Amortized Cost $211,268,086)                       198,637,681
=====================================================================================================
6.48  SHORT-TERM INVESTMENTS
0.08  US GOVERNMENT AGENCY OBLIGATIONS
      Sallie Mae, Notes, Series CQ, 6.240%(c), 3/7/2001 (Cost $500,000) $    500,000        499,352
=====================================================================================================
4.55  COMMERCIAL PAPER
1.52  CONSUMER FINANCE
      American Express Credit, 6.520%, 6/2/2000                         $ 10,000,000     10,000,000
=====================================================================================================

                                                                           SHARES OR
                                                                           PRINCIPAL
%     DESCRIPTION                                                             AMOUNT          VALUE
-----------------------------------------------------------------------------------------------------
3.03  FINANCIAL
      General Electric Capital, 6.780%, 6/1/2000                        $ 20,000,000  $  20,000,000
=====================================================================================================
         TOTAL COMMERCIAL PAPER (Cost $30,000,000)                                       30,000,000
=====================================================================================================
1.52  INVESTMENT COMPANIES
      INVESCO Treasurer's Series Money Market Reserve Fund
        6.390% (Cost $10,040,589)                                         10,040,589     10,040,589
=====================================================================================================
0.33  REPURCHASE AGREEMENTS
      Repurchase  Agreement  with State Street dated  5/31/2000
        due 6/1/2000 at 6.300%, repurchased  at  $2,157,377
        (Collateralized  by  US  Treasury Inflationary  Index Bonds,
        due 4/15/2028 at 3.625%,  value  $2,335,235)
        (Cost $2,157,000)                                               $  2,157,000      2,157,000
=====================================================================================================
      TOTAL SHORT-TERM INVESTMENTS (Amortized Cost $42,697,589)                          42,696,941
=====================================================================================================
100.00 TOTAL INVESTMENT SECURITIES AT VALUE
       (Cost $614,881,940)
       (Cost for Income Tax Purposes $615,012,642)                                    $ 659,078,116
=====================================================================================================

EQUITY INCOME FUND
82.97 COMMON STOCKS
3.19  AEROSPACE & DEFENSE
      Boeing Co                                                              598,000  $  23,359,375
      Honeywell International                                              1,575,000     86,132,812
      Northrop Grumman                                                       400,000     30,650,000
=====================================================================================================
                                                                                        140,142,187
0.89  AUTOMOBILES
      Ford Motor                                                             800,000     38,850,000
=====================================================================================================
9.67  BANKS
      Bank of America                                                        900,000     50,006,250
      Bank of New York                                                     4,000,000    187,750,000
      Chase Manhattan                                                        850,000     63,484,375
      Morgan (J P) & Co                                                      500,000     64,375,000
      Wells Fargo & Co                                                     1,300,000     58,825,000
=====================================================================================================
                                                                                        424,440,625
1.41  BEVERAGES
      Anheuser-Busch Cos                                                     800,000     62,000,000
=====================================================================================================
0.98  BIOTECHNOLOGY-- HEALTH CARE
      Genentech Inc(a)                                                       400,000     42,950,000
=====================================================================================================
3.17  BROADCASTING
      Clear Channel Communications(a)                                        500,000     37,437,500
      EchoStar Communications Class A Shrs(a)                                800,000     31,950,000
      General Motors Class H Shrs(a)                                         550,000     54,140,625
      Univision Communications Class A Shrs(a)                               150,000     15,450,000
=====================================================================================================
                                                                                        138,978,125
1.78  CABLE
      AT&T Corp-Liberty Media Group Class A Shrs(a)                        1,200,000     53,175,000
      Cox Communications Class A Shrs(a)                                     568,100     25,067,412
=====================================================================================================
                                                                                         78,242,412

                                                                           SHARES OR
                                                                           PRINCIPAL
%     DESCRIPTION                                                             AMOUNT          VALUE
-----------------------------------------------------------------------------------------------------
0.42  CHEMICALS
      Lyondell Chemical                                                    1,100,000  $  18,356,250
=====================================================================================================
1.05  COMMUNICATIONS-- EQUIPMENT & MANUFACTURING
      Nortel Networks                                                        850,000     46,165,625
=====================================================================================================
2.17  COMPUTER RELATED
      Cisco Systems(a)                                                       900,000     51,300,000
      Computer Associates International                                      850,000     43,775,000
=====================================================================================================
                                                                                         95,075,000
0.21  CONTAINERS
      Temple-Inland Inc                                                      188,000      9,341,250
=====================================================================================================
1.51  ELECTRIC UTILITIES
      Duke Energy                                                            550,000     32,037,500
      PG&E Corp                                                              700,000     18,156,250
      Scottish Power PLC Sponsored ADR Representing 4 Ord Shrs               500,000     16,031,250
=====================================================================================================
                                                                                         66,225,000
3.24  ELECTRICAL EQUIPMENT
      General Electric                                                     2,700,000    142,087,500
=====================================================================================================
4.49  ELECTRONICS-- SEMICONDUCTOR
      Intel Corp                                                             550,000     68,543,750
      Maxim Integrated Products(a)                                         1,000,000     63,437,500
      Texas Instruments                                                      900,000     65,025,000
=====================================================================================================
                                                                                        197,006,250
1.89  FINANCIAL
      Citigroup Inc                                                        1,331,400     82,796,437
=====================================================================================================
4.40  FOODS
      General Mills                                                        1,925,000     76,398,437
      Heinz (H J) Co                                                         650,000     25,471,875
      Kellogg Co                                                           1,300,000     39,487,500
      Quaker Oats                                                            700,000     51,493,750
=====================================================================================================
                                                                                        192,851,562
0.92  GAMING
      Harrah's Entertainment(a)                                              900,000     17,775,000
      Park Place Entertainment(a)                                          1,800,000     22,725,000
=====================================================================================================
                                                                                         40,500,000
0.07  GOLD & PRECIOUS METALS MINING
      Newmont Mining                                                         125,000      2,882,813
=====================================================================================================
6.99  HEALTH CARE DRUGS-- PHARMACEUTICALS
      American Home Products                                               1,200,000     64,650,000
      Merck & Co                                                           1,400,000    104,475,000
      Pharmacia Corp                                                       1,000,000     51,937,500
      Warner-Lambert Co                                                      700,000     85,487,500
=====================================================================================================
                                                                                        306,550,000
1.14  HOUSEHOLD PRODUCTS
      Colgate-Palmolive Co                                                   950,000     49,993,750
=====================================================================================================
4.01  INSURANCE
      Allmerica Financial                                                  1,396,818     80,578,938
      John Hancock Financial Services(a)                                   2,200,000     49,087,500
                                                                           SHARES OR
                                                                           PRINCIPAL
%     DESCRIPTION                                                             AMOUNT          VALUE
-----------------------------------------------------------------------------------------------------
      MetLife Inc(a)                                                       2,261,000  $  46,350,500
=====================================================================================================
                                                                                        176,016,938
1.07  INVESTMENT BANK/BROKER FIRM
      Morgan Stanley Dean Witter & Co                                        650,000     46,759,375
=====================================================================================================
1.66  MANUFACTURING
      Illinois Tool Works                                                    500,000     29,031,250
      Textron Inc                                                            700,000     43,925,000
=====================================================================================================
                                                                                         72,956,250
0.75  NATURAL GAS
      Enron Corp                                                             450,000     32,793,750
=====================================================================================================
9.12  OIL & GAS RELATED
      Apache Corp                                                          1,000,000     60,875,000
      BP Amoco PLC Sponsored ADR Representing 6 Ord Shrs                   1,000,000     54,375,000
      Exxon Mobil                                                          1,100,000     91,643,750
      Royal Dutch Petroleum New York Registry 1.25 Gldr Shrs               1,000,000     62,437,500
      Schlumberger Ltd                                                     1,100,000     80,918,750
      Unocal Corp                                                          1,300,000     49,968,750
=====================================================================================================
                                                                                        400,218,750
1.08  PAPER & FOREST PRODUCTS
      Bowater Inc                                                            248,000     12,818,500
      Weyerhaeuser Co                                                        700,000     34,737,500
=====================================================================================================
                                                                                         47,556,000
0.69  PERSONAL CARE
      Gillette Co                                                            900,000     30,037,500
=====================================================================================================
3.48  RAILROADS
      Kansas City Southern Industries                                      1,900,000    127,775,000
      Norfolk Southern                                                     1,400,000     24,937,500
=====================================================================================================
                                                                                        152,712,500
4.16  RETAIL
      Circuit City Stores-Circuit City Group                                 960,000     47,820,000
      RadioShack Corp                                                      1,400,000     59,412,500
      Target Corp                                                          1,200,000     75,225,000
=====================================================================================================
                                                                                        182,457,500
1.07  SAVINGS & LOAN
      Charter One Financial                                                2,063,423     46,942,873
=====================================================================================================
0.57  SERVICES
      Omnicom Group                                                          300,000     25,181,250
=====================================================================================================
0.33  TELECOMMUNICATIONS-- CELLULAR & WIRELESS
      Crown Castle International(a)                                          555,800     14,555,012
=====================================================================================================
1.75  TELECOMMUNICATIONS-- LONG DISTANCE
      AT&T Corp                                                            1,000,000     34,687,500
      Cable & Wireless PLC Sponsored ADR Representing 3 Ord Shrs             850,000     42,181,250
=====================================================================================================
                                                                                         76,868,750
3.64  TELEPHONE
      Bell Atlantic                                                          750,000     39,656,250
      SBC Communications                                                   1,429,700     62,460,019
      US WEST                                                                800,000     57,600,000
=====================================================================================================
                                                                                        159,716,269
                                                                           SHARES OR
                                                                           PRINCIPAL
%     DESCRIPTION                                                             AMOUNT          VALUE
-----------------------------------------------------------------------------------------------------
      TOTAL COMMON STOCKS (Cost $2,301,476,665)                                     $ 3,640,207,503
=====================================================================================================
0.70  PREFERRED STOCKS
0.49  COMPUTER RELATED
      SAP AG Sponsored ADR Representing 1/12 Pfd Shr                         500,000     21,437,500
=====================================================================================================
0.21  TELECOMMUNICATIONS-- LONG DISTANCE
      IXC Communications, Jr Exchangeable Pfd Shrs
        Series B, 12.500%(e)                                                   9,000      9,270,000
=====================================================================================================
      TOTAL PREFERRED STOCKS (Cost $34,308,074)                                          30,707,500
=====================================================================================================
11.48 FIXED INCOME SECURITIES
0.30  US GOVERNMENT OBLIGATIONS
      US Treasury Notes
        6.000%, 8/15/2009                                               $ 10,000,000      9,737,500
        5.875%, 11/15/2004                                              $  3,650,000      3,549,625
=====================================================================================================
        TOTAL US GOVERNMENT OBLIGATIONS
          (Amortized Cost $13,467,199)                                                   13,287,125
=====================================================================================================
0.42  US GOVERNMENT AGENCY OBLIGATIONS
      Resolution Funding, Generic Interest Strip
        Zero Coupon, 4/15/2009 (Amortized Cost $18,884,623)             $ 33,611,000     18,226,203
=====================================================================================================
10.76 CORPORATE BONDS
0.22  BROADCASTING
      Chancellor Media of Los Angeles, Sr Sub Notes, Series B
        8.125%, 12/15/2007                                              $  9,440,000      9,440,000
=====================================================================================================
0.48  BUILDING MATERIALS
      USG Corp, Sr Notes, 8.500%, 8/1/2005                              $ 21,093,000     21,183,194
=====================================================================================================
0.38  CABLE
      Comcast Cable Partners Ltd, Sr Discount Step-Up Deb
        Zero Coupon(b), 11/15/2007                                      $ 10,600,000      9,990,500
      TeleWest PLC, Sr Discount Step-Up Deb
        Zero Coupon(b), 10/1/2007                                       $  7,000,000      6,580,000
=====================================================================================================
                                                                                         16,570,500
0.49  COMPUTER RELATED
      Juniper Networks, Conv Deb, 4.750%, 3/15/2007                     $ 26,660,000     21,761,225
=====================================================================================================
4.29  ELECTRIC UTILITIES
      Appalachian Power, 1st Mortgage Medium-Term Notes
        8.000%, 6/1/2025                                                $  3,000,000      2,866,017
      Cleveland Electric Illuminating
        1st Mortgage, Series B, 9.500%, 5/15/2005                       $ 16,000,000     16,171,072
        1st Mortgage, Series E, 9.000%, 7/1/2023                        $  2,150,000      2,101,666
        Sr Notes, Series D
          7.880%, 11/1/2017                                             $  9,245,000      8,392,768
          7.430%, 11/1/2009                                             $  9,500,000      8,711,605
      Commonwealth Edison, 1st Mortgage
        Series 81, 8.625%, 2/1/2022                                     $ 15,000,000     14,740,770
        Series 88, 8.375%, 2/15/2023                                    $  1,425,000      1,374,226
      Consumers Energy, 1st & Refunding Mortgage
        7.375%, 9/15/2023                                               $ 10,700,000      9,327,329
                                                                           SHARES OR
                                                                           PRINCIPAL
%     DESCRIPTION                                                             AMOUNT          VALUE
-----------------------------------------------------------------------------------------------------
      Detroit Edison
        1st Mortgage Medium-Term Notes, Series C
          8.240%, 1/13/2023                                             $  5,600,000  $   5,440,170
        Medium-Term Notes
          Series C, 8.300%, 1/13/2023                                   $  5,000,000      4,859,745
          Series D, 8.310%, 8/1/2022                                    $  3,000,000      2,927,079
      Duquesne Light
        1st Collateral Trust, 7.550%, 6/15/2025                         $  4,100,000      3,676,433
        Medium-Term Notes, Series B, 8.200%, 11/15/2022                 $  4,000,000      3,930,340
      El Paso Electric, 1st Mortgage
        Series C, 8.250%, 2/1/2003                                      $  4,500,000      4,478,846
        Series D, 8.900%, 2/1/2006                                      $  9,600,000      9,691,651
      Gulf States Utilities, 1st Mortgage, 8.700%, 4/1/2024             $  5,700,000      5,507,568
      Indiana Michigan Power, 1st Mortgage
        Medium-Term Notes, 8.500%, 12/15/2022                           $  3,400,000      3,349,309
      Jersey Central Power & Light
        1st Mortgage, 7.500%, 5/01/2023                                 $ 10,000,000      9,139,850
        Sr 1st Mortgage Medium-Term Notes
          Series C, 7.980%, 2/16/2023                                   $ 10,000,000      9,399,110
      Metropolitan Edison, 1st Mortgage Medium-Term Notes
        Series B, 8.150%, 1/30/2023                                     $ 11,950,000     11,498,350
      New York State Electric & Gas, 1st Mortgage, 8.300%, 12/15/2022   $  8,250,000      7,847,268
      Niagara Mohawk Power, 1st Mortgage
        8.750%, 4/1/2022                                                $  1,500,000      1,493,891
        8.500%, 7/1/2023                                                $  5,201,000      5,129,819
      Pennsylvania Power, 1st Mortgage, 8.500%, 7/15/2022               $  2,000,000      1,912,030
      Potomac Edison, 1st Mortgage
        8.000%, 12/1/2022                                               $  6,000,000      5,605,500
        8.000%, 6/1/2024                                                $  7,250,000      6,779,236
      Public Service of New Mexico,Sr Notes, Series A,7.100%,8/1/2005   $ 11,125,000     10,553,998
      Texas Utilities
        1st Mortgage & Collateral Trust, 8.500%, 8/1/2024               $  5,000,000      4,759,330
        1st Mortgage, 7.375%, 10/01/2025                                $  2,500,000      2,143,035
      Union Electric, 1st Mortgage, 8.750%, 12/1/2021                   $  4,600,000      4,489,430
=====================================================================================================
                                                                                        188,297,441
0.10  ELECTRICAL EQUIPMENT
      Alpine Group, Gtd Secured Notes, Series B, 12.250%, 7/15/2003     $  4,249,000      4,376,470
=====================================================================================================
0.13  ENTERTAINMENT
      Paramount Communications, Sr Deb, 8.250%, 8/1/2022                $  5,800,000      5,548,912
=====================================================================================================
0.14  HEALTH CARE RELATED
      FHP International, Sr Notes, 7.000%, 9/15/2003                    $  6,450,000      6,084,472
=====================================================================================================
0.44  INSURANCE
      Equitable Cos, Sr Notes, 9.000%, 12/15/2004                       $ 18,610,000     19,312,379
=====================================================================================================
0.13  IRON & STEEL
      National Steel, 1st Mortgage, 8.375%, 8/1/2006                    $  6,386,000      5,907,050
=====================================================================================================
0.23  LODGING-- HOTELS
      Hilton Hotels, Sr Notes, 7.200%, 12/15/2009                       $ 12,270,000     10,179,266
=====================================================================================================
0.09  NATURAL GAS
      NorAm Energy, Conv Sub Deb, 6.000%, 3/15/2012                     $  4,637,000      3,877,691
=====================================================================================================
                                                                           SHARES OR
                                                                           PRINCIPAL
%     DESCRIPTION                                                             AMOUNT          VALUE
-----------------------------------------------------------------------------------------------------
1.66  OIL & GAS RELATED
      Atlantic Richfield, Deb
        10.875%, 7/15/2005                                              $  9,030,000  $  10,261,015
        9.125%, 8/1/2031                                                $  2,757,000      3,182,733
        9.000%, 4/1/2021                                                $ 22,460,000     25,338,586
        9.000%, 5/1/2031                                                $  2,353,000      2,681,284
        8.750%, 3/1/2032                                                $  2,326,000      2,580,564
      Canadian Forest Oil Ltd, Gtd Sr Sub Notes, 8.750%, 9/15/2007      $  6,160,000      5,759,600
      Cliffs Drilling, Sr Notes
        Series B, 10.250%, 5/15/2003                                    $  4,000,000      4,030,000
        Series D, 10.250%, 5/15/2003                                    $  1,360,000      1,370,200
      Coda Energy, Gtd Sr Sub Notes, Series B, 10.500%, 4/1/2006        $  4,500,000      4,522,500
      Gulf Canada Resources Ltd, Sr Notes
        8.350%, 8/1/2006                                                $  3,750,000      3,628,125
        8.250%, 3/15/2017                                               $  5,000,000      4,525,000
      Panhandle Eastern Pipe Line Holding, Sr Notes, 7.000%, 7/15/2029  $  6,000,000      4,847,904
=====================================================================================================
                                                                                         72,727,511
0.12  PAPER & FOREST PRODUCTS
      Bowater Inc, Deb, 9.000%, 8/1/2009                                $  5,000,000      5,070,545
=====================================================================================================
0.14  SAVINGS & LOAN
      Sovereign Bancorp, Medium-Term Notes, 8.000%, 3/15/2003           $  6,500,000      6,115,233
=====================================================================================================
0.02  SERVICES
      NationsRent Inc, Gtd Sr Sub Notes, 10.375%, 12/15/2008            $  1,250,000        850,000
=====================================================================================================
0.19  TELECOMMUNICATIONS-- CELLULAR & WIRELESS
      Rogers Cantel, Sr Deb, 9.750%, 6/1/2016                           $  8,000,000      8,440,000
=====================================================================================================
0.64  TELECOMMUNICATIONS-- LONG DISTANCE
      Level 3 Communications
        Sr Discount Step-Up Notes, Zero Coupon(b), 12/01/2008(d)        $ 27,900,000     16,042,500
        Sr Notes, 11.000%, 3/15/2008                                    $  1,600,000      1,520,000
      Qwest Communications International, Sr Discount
        Step-Up Notes, Series B, Zero Coupon(b)
           10/15/2007                                                   $  5,340,000      4,379,286
           2/1/2008                                                     $  8,000,000      6,096,760
=====================================================================================================
                                                                                         28,038,546
0.87  TELEPHONE
      Centel Capital, Deb, 9.000%, 10/15/2019                           $  5,000,000      5,361,650
      GTE Corp, Deb, 7.900%, 2/1/2027                                   $  3,000,000      2,769,924
      MetroNet Communications, Sr Discount Step-Up Notes
         Zero Coupon(b), 11/1/2007                                      $  8,250,000      7,110,032
         Zero Coupon(b), 6/15/2008                                      $ 16,750,000     13,483,566
      NEXTLINK Communications, Sr Notes, 9.625%, 10/1/2007              $  5,425,000      4,936,750
      NEXTLINK Communications LLC/NEXTLINK Capital
        Sr Notes, 12.500%, 4/15/2006                                    $  4,750,000      4,821,250
=====================================================================================================
                                                                                         38,483,172
        TOTAL CORPORATE BONDS (Amortized Cost $514,245,405)                             472,263,607
=====================================================================================================
      TOTAL FIXED INCOME SECURITIES (Amortized Cost $546,597,227)                       503,776,935
=====================================================================================================

                                                                           SHARES OR
                                                                           PRINCIPAL
%     DESCRIPTION                                                             AMOUNT          VALUE
-----------------------------------------------------------------------------------------------------
4.85  SHORT-TERM INVESTMENTS
2.96  COMMERCIAL PAPER
1.82  CONSUMER FINANCE
      American Express Credit, 6.600%, 6/5/2000                         $ 50,000,000  $  50,000,000
      Sears Roebuck Acceptance, 6.540%, 6/2/2000                        $ 30,000,000     30,000,000
=====================================================================================================
                                                                                         80,000,000
1.14  FINANCIAL
      General Electric Capital, 6.780%, 6/1/2000                        $ 50,000,000     50,000,000
=====================================================================================================
        TOTAL COMMERCIAL PAPER (Cost $130,000,000)                                      130,000,000
=====================================================================================================
1.72  INVESTMENT COMPANIES
      INVESCO Treasurer's Series Money Market Reserve Fund
        6.390% (Cost $75,555,478)                                         75,555,478     75,555,478
=====================================================================================================
0.17  REPURCHASE AGREEMENTS
      Repurchase Agreement with State Street dated  5/31/2000
        due 6/1/2000 at 6.300%, repurchased at $7,361,288
        (Collateralized  by  US  Treasury Inflationary  Index Bonds,
        due 4/15/2028 at 3.625%,  value  $7,957,968) (Cost $7,360,000)  $  7,360,000      7,360,000
=====================================================================================================
      TOTAL SHORT-TERM INVESTMENTS (Cost $212,915,478)                                  212,915,478
=====================================================================================================
100.00 TOTAL INVESTMENT SECURITIES AT VALUE
       (Cost $3,095,297,444)
       (Cost for Income Tax Purposes $3,103,861,758)                                 $4,387,607,416
=====================================================================================================

TOTAL RETURN FUND
66.63 COMMON STOCKS
1.72  AEROSPACE & DEFENSE
      Boeing Co                                                              269,400  $  10,523,437
      Lockheed Martin                                                        124,200      3,042,900
      Raytheon Co Class B Shrs                                               367,200      8,606,250
      United Technologies                                                    295,000     17,829,063
=====================================================================================================
                                                                                         40,001,650
0.38  AIRLINES
      Southwest Airlines                                                     459,200      8,810,900
=====================================================================================================
0.33  ALUMINUM
      Alcoa Inc                                                              130,000      7,596,875
=====================================================================================================
1.59  AUTO PARTS
      Cooper Tire & Rubber                                                   600,000      7,237,500
      Genuine Parts                                                          409,000      9,764,875
      Johnson Controls                                                       350,000     19,928,125
=====================================================================================================
                                                                                         36,930,500
1.26  AUTOMOBILES
      Ford Motor                                                             604,900     29,375,456
=====================================================================================================
5.89  BANKS
      Bank of America                                                        862,000     47,894,875
      Chase Manhattan                                                        205,000     15,310,937
      First Union                                                            550,600     19,374,237
      FleetBoston Financial                                                  550,000     20,796,875
      National City                                                          937,000     18,740,000
      PNC Financial Services Group                                           190,000      9,571,250

                                                                           SHARES OR
                                                                           PRINCIPAL
%     DESCRIPTION                                                             AMOUNT          VALUE
-----------------------------------------------------------------------------------------------------
      Wells Fargo & Co                                                       115,000  $   5,203,750
=====================================================================================================
                                                                                        136,891,924
0.43  BEVERAGES
      Anheuser-Busch Cos                                                     127,500      9,881,250
=====================================================================================================
1.34  BUILDING MATERIALS
      Lowe's Cos                                                             325,000     15,132,812
      Sherwin-Williams Co                                                    688,500     16,007,625
=====================================================================================================
                                                                                         31,140,437
0.70  CABLE
      Comcast Corp Class A Shrs(a)                                           305,000     11,551,875
      MediaOne Group(a)                                                       70,000      4,676,875
=====================================================================================================
                                                                                         16,228,750
0.99  CHEMICALS
      Dow Chemical                                                            90,000      9,635,625
      Great Lakes Chemical                                                   135,800      3,768,450
      Praxair Inc                                                            230,000      9,660,000
=====================================================================================================
                                                                                         23,064,075
0.90  COMMUNICATIONS-- EQUIPMENT & MANUFACTURING
      Lucent Technologies                                                    140,000      8,032,500
      Tellabs Inc(a)                                                         200,000     12,987,500
=====================================================================================================
                                                                                         21,020,000
5.56  COMPUTER RELATED
      Adaptec Inc(a)                                                         325,000      6,398,438
      Cadence Design Systems(a)                                              263,400      4,214,400
      Computer Associates International                                      535,000     27,552,500
      Compuware Corp(a)                                                      865,000      8,812,187
      Hewlett-Packard Co                                                     160,000     19,220,000
      International Business Machines                                        245,000     26,291,562
      Microsoft Corp(a)                                                      370,000     23,148,125
      Unisys Corp(a)                                                         500,000     13,562,500
=====================================================================================================
                                                                                        129,199,712
1.84  CONGLOMERATES
      Fortune Brands                                                         275,400      7,332,525
      Hanson PLC Sponsored ADR Representing 5 Ord Shrs                       459,900     16,096,500
      National Service Industries                                            314,600      6,842,550
      Unilever NV New York Registered Shrs                                   245,857     12,492,609
=====================================================================================================
                                                                                         42,764,184
0.60  CONSUMER FINANCE
      Household International                                                295,000     13,865,000
=====================================================================================================
0.07  CONTAINERS
      Crown Cork & Seal                                                       89,800      1,537,825
=====================================================================================================
0.88  DISTRIBUTION
      SUPERVALU Inc                                                          981,900     20,435,794
=====================================================================================================
1.44  ELECTRIC UTILITIES
      DTE Energy                                                             260,000      8,986,250
      GPU Inc                                                                450,000     12,712,500
                                                                           SHARES OR
                                                                           PRINCIPAL
%     DESCRIPTION                                                             AMOUNT          VALUE
-----------------------------------------------------------------------------------------------------
      TECO Energy                                                            550,800  $  11,807,775
=====================================================================================================
                                                                                         33,506,525
1.67  ELECTRICAL EQUIPMENT
      Emerson Electric                                                       225,000     13,275,000
      General Electric                                                       485,000     25,523,125
=====================================================================================================
                                                                                         38,798,125
1.36  ELECTRONICS-- SEMICONDUCTOR
      Intel Corp                                                             254,000     31,654,750
=====================================================================================================
2.32  FINANCIAL
      Associates First Capital Class A Shrs                                  380,000     10,426,250
      Citigroup Inc                                                          339,600     21,118,875
      Fannie Mae                                                             370,000     22,246,250
=====================================================================================================
                                                                                         53,791,375
0.47  FOODS
      Archer-Daniels-Midland Co                                              296,505      3,539,528
      Heinz (HJ) Co                                                          183,600      7,194,825
      Sara Lee                                                                 4,000         72,000
=====================================================================================================
                                                                                         10,806,353
0.12  HARDWARE & TOOLS
      Snap-On Inc                                                            110,500      2,838,469
=====================================================================================================
5.65  HEALTH CARE DRUGS-- PHARMACEUTICALS
      Abbott Laboratories                                                    367,200     14,940,450
      American Home Products                                                 327,000     17,617,125
      Bristol-Myers Squibb                                                   367,200     20,218,950
      Lilly (Eli) & Co                                                       250,000     19,031,250
      Merck & Co                                                             500,000     37,312,500
      Schering-Plough Corp                                                   455,400     22,029,975
=====================================================================================================
                                                                                        131,150,250
0.93  HEALTH CARE RELATED
      HCA-The Healthcare Corp                                                540,000     14,580,000
      Quintiles Transnational(a)                                             475,000      7,006,250
=====================================================================================================
                                                                                         21,586,250
0.67  HOUSEHOLD FURNITURE & APPLIANCES
      Whirlpool Corp                                                         275,000     15,589,063
=====================================================================================================
0.57  HOUSEHOLD PRODUCTS
      Procter & Gamble                                                       200,000     13,300,000
=====================================================================================================
2.96  INSURANCE
      Allstate Corp                                                          435,900     11,551,350
      American General                                                       367,200     23,523,750
      Lincoln National                                                       115,700      4,483,375
      MGIC Investment                                                        450,000     22,303,125
      Ohio Casualty                                                          569,000      6,792,437
=====================================================================================================
                                                                                         68,654,037
1.18  INSURANCE BROKERS
      Marsh & McLennan                                                       250,000     27,515,625
=====================================================================================================
1.24  INVESTMENT BANK/BROKER FIRM
      Morgan Stanley Dean Witter & Co                                        400,000     28,775,000
=====================================================================================================
                                                                           SHARES OR
                                                                           PRINCIPAL
%     DESCRIPTION                                                             AMOUNT          VALUE
-----------------------------------------------------------------------------------------------------
0.38  IRON & STEEL
      Nucor Corp                                                             230,000  $   8,941,250
=====================================================================================================
0.23  MACHINERY
      Caterpillar Inc                                                        142,600      5,454,450
      Deere & Co                                                                 300         12,469
=====================================================================================================
                                                                                          5,466,919
2.85  MANUFACTURING
      Federal Signal                                                         640,400     12,367,725
      Illinois Tool Works                                                    300,000     17,418,750
      Minnesota Mining & Manufacturing                                       110,000      9,432,500
      Textron Inc                                                            250,000     15,687,500
      York International                                                     430,000     11,233,750
=====================================================================================================
                                                                                         66,140,225
0.11  METALS MINING
      Phelps Dodge                                                            56,100      2,517,488
=====================================================================================================
1.16  OFFICE EQUIPMENT & SUPPLIES
      IKON Office Solutions                                                  473,200      2,366,000
      Office Depot(a)                                                        700,000      4,943,750
      Xerox Corp                                                             720,000     19,530,000
=====================================================================================================
                                                                                         26,839,750
4.38  OIL & GAS RELATED
      BP Amoco PLC Sponsored ADR Representing 6 Ord Shrs                     331,100     18,003,563
      Chevron Corp                                                           240,000     22,185,000
      Exxon Mobil                                                            390,000     32,491,875
      Repsol SA Sponsored ADR Representing Ord Shrs                        1,377,400     29,011,488
=====================================================================================================
                                                                                        101,691,926
1.29  PAPER & FOREST PRODUCTS
      International Paper                                                    235,000      8,180,937
      Kimberly-Clark Corp                                                    225,000     13,612,500
      Westvaco Corp                                                          275,000      8,284,375
=====================================================================================================
                                                                                         30,077,812
0.35  PHOTOGRAPHY & IMAGING
      Eastman Kodak                                                          135,000      8,066,250
=====================================================================================================
0.00  POLLUTION CONTROL
      Waste Management                                                         3,900         79,463
=====================================================================================================
0.50  PUBLISHING
      Gannett Co                                                             180,000     11,655,000
=====================================================================================================
0.40  RAILROADS
      CSX Corp                                                                36,300        789,525
      Union Pacific                                                          200,000      8,462,500
=====================================================================================================
                                                                                          9,252,025
0.09  RESTAURANTS
      McDonald's Corp                                                         59,700      2,138,006
=====================================================================================================
1.32  RETAIL
      Albertson's Inc                                                        500,000     18,312,500
      Dillard's Inc Class A Shrs                                             555,820      8,302,561
      Kmart Corp(a)                                                              800          6,800
      Penney (J C) Co                                                          1,700         30,813
                                                                           SHARES OR
                                                                           PRINCIPAL
%     DESCRIPTION                                                             AMOUNT          VALUE
-----------------------------------------------------------------------------------------------------
      Target Corp                                                             65,000    $ 4,074,688
=====================================================================================================
                                                                                         30,727,362
1.29  SERVICES
      Deluxe Corp                                                            122,700      3,029,156
      First Data                                                             479,600     26,887,575
=====================================================================================================
                                                                                         29,916,731
3.92  TELECOMMUNICATIONS-- LONG DISTANCE
      AT&T Corp                                                              915,000     31,739,063
      GTE Corp                                                               235,000     14,863,750
      Sprint Corp                                                            735,000     44,467,500
=====================================================================================================
                                                                                         91,070,313
1.48  TELEPHONE
      ALLTEL Corp                                                            125,000      8,179,687
      SBC Communications                                                     350,000     15,290,625
      US WEST                                                                150,000     10,800,000
=====================================================================================================
                                                                                         34,270,312
0.71  TEXTILE-- APPAREL MANUFACTURING
      Liz Claiborne                                                          155,000      6,093,437
      VF Corp                                                                358,800     10,293,075
=====================================================================================================
                                                                                         16,386,512
0.90  TOBACCO
      Philip Morris                                                          803,200     20,983,600
=====================================================================================================
0.21  TOYS
      Mattel Inc                                                             352,300      4,778,069
=====================================================================================================
      TOTAL COMMON STOCKS (Cost $1,258,322,214)                                       1,547,709,167
=====================================================================================================
28.20 FIXED INCOME SECURITIES
8.05  US GOVERNMENT OBLIGATIONS
      US Treasury Bonds
        9.250%, 2/15/2016                                               $ 19,100,000     24,352,500
        8.125%, 8/15/2019                                               $ 37,450,000     44,471,875
        7.625%, 2/15/2025                                               $ 30,000,000     34,800,000
        7.250%, 8/15/2022                                               $ 29,600,000     32,680,265
      US Treasury Notes
        6.250%, 10/31/2001                                              $ 16,300,000     16,198,125
        6.250%, 2/15/2003                                               $ 34,800,000     34,408,500
=====================================================================================================
        TOTAL US GOVERNMENT OBLIGATIONS
          (Amortized Cost $184,420,588)                                                 186,911,265
=====================================================================================================
5.14  US GOVERNMENT AGENCY OBLIGATIONS
      Fannie Mae
        Benchmark Notes, 5.125%, 2/13/2004                              $ 19,454,000     18,028,742
        Gtd Mortgage Pass-Through Certificates
           8.500%, 3/1/2010                                             $  2,001,722      2,034,003
           8.000%, 7/1/2024                                             $  2,674,949      2,659,602
           7.500%, 8/1/2007                                             $    568,485        562,621
           7.500%, 7/1/2024                                             $  5,378,649      5,254,709
           7.500%, 8/1/2029                                             $ 21,227,452     20,632,553
           7.000%, 9/1/2027                                             $ 10,255,210      9,732,410
           7.000%, 12/1/2027                                            $  5,905,055      5,614,481
        Notes, 5.750%, 4/15/2003                                        $ 20,000,000     19,160,660
                                                                           SHARES OR
                                                                           PRINCIPAL
%     DESCRIPTION                                                             AMOUNT          VALUE
-----------------------------------------------------------------------------------------------------
      Freddie Mac
        Gold, Participation Certificates
          8.000%, 10/1/2010                                             $  1,449,769  $   1,459,166
          8.000%, 5/1/2024                                              $  2,450,708      2,441,281
          7.500%, 12/1/2026                                             $  4,011,152      3,918,551
          6.500%, 7/1/2001                                              $  1,946,104      1,921,996
        Notes, 6.875%, 1/15/2005                                        $ 10,000,000      9,797,070
      Government National Mortgage Association I
        Pass-Through Certificates
           7.500%, 3/15/2026                                            $  2,472,950      2,432,727
           7.000%, 10/15/2008                                           $    458,616        449,345
           7.000%, 12/15/2022                                           $    137,259        132,438
           6.500%, 10/15/2008                                           $    482,876        466,836
           6.500%, 12/15/2028                                           $ 12,977,852     12,146,138
           6.000%, 11/15/2008                                           $    588,399        557,920
=====================================================================================================
        TOTAL US GOVERNMENT AGENCY OBLIGATIONS
          (Amortized Cost $124,133,883)                                                 119,403,249
=====================================================================================================
2.05  ASSET-BACKED SECURITIES
2.05  CONSUMER FINANCE
      American Express Credit Account Master Trust
        Series 2000-1, Class A Shrs, 7.200%, 9/15/2007                  $  6,500,000      6,413,160
      Chase Manhattan Credit Card Master Trust
        Series 1996-3, Class A Shrs, 7.040%, 2/15/2005                  $ 16,524,000     16,446,833
      Discover Card Master Trust I, Series 1998-7
        Class A Shrs, 5.600%, 5/16/2006                                 $ 13,770,000     12,956,193
      MBNA Master Credit Card Trust II, Series 2000-A
        Class A Shrs, 7.350%, 7/16/2007                                 $ 12,000,000     11,910,840
=====================================================================================================
        TOTAL ASSET-BACKED SECURITIES (Amortized Cost $49,383,572)                       47,727,026
=====================================================================================================
11.79 CORPORATE BONDS
0.48  AUTO PARTS
      Dana Corp, Notes, 6.250%, 3/1/2004                                $ 12,000,000     11,224,332
=====================================================================================================
0.50  AUTOMOBILES
      Ford Motor, Bonds, 6.500%, 8/1/2018                               $ 13,700,000     11,582,761
=====================================================================================================
2.67  BANKS
      ABN Amro Bank NV, Sub Notes
        7.550%, 6/28/2006                                               $  8,750,000      8,536,544
        6.625%, 10/31/2001                                              $  4,600,000      4,534,625
      BankAmerica Corp, Sub Notes, 6.875%, 6/1/2003                     $  3,700,000      3,603,852
      NationsBank Corp, Sub Notes, 6.500%, 8/15/2003                    $ 13,700,000     13,185,072
      Norwest Financial, Sr Notes, 5.625%, 2/3/2009                     $  9,700,000      8,267,582
      SunTrust Banks, Sr Notes, 6.250%, 6/1/2008                        $ 10,850,000      9,688,714
      Wachovia Bank, Euro Medium-Term Notes, Series 3
        7.000%, 10/17/2008                                              $  6,400,000      6,118,125
      Wachovia Corp, Sub Notes, 6.250%, 8/4/2008                        $  9,200,000      8,184,338
=====================================================================================================
                                                                                         62,118,852
0.89  BEVERAGES
      Anheuser-Busch Cos, Notes, 5.375%, 9/15/2008                      $ 13,400,000     11,448,572
      Diageo Capital PLC, Notes, 6.625%, 6/24/2004                      $  9,700,000      9,337,288
=====================================================================================================
                                                                                         20,785,860
                                                                           SHARES OR
                                                                           PRINCIPAL
%     DESCRIPTION                                                             AMOUNT          VALUE
-----------------------------------------------------------------------------------------------------
0.95  BUILDING MATERIALS
      Masco Corp, Deb, 7.750%, 8/1/2029                                 $ 11,000,000  $   9,864,613
      Vulcan Materials, Notes, 6.000%, 4/1/2009                         $ 13,700,000     12,174,108
=====================================================================================================
                                                                                         22,038,721
0.57  CHEMICALS
      PPG Industries, Notes, 6.750%, 8/15/2004                          $ 13,700,000     13,295,877
=====================================================================================================
0.41  CONSUMER FINANCE
      Household Finance, Notes, 7.200%, 7/15/2006                       $ 10,000,000      9,487,930
=====================================================================================================
0.35  ELECTRIC UTILITIES
      National Rural Utilities, Collateral Trust, 6.550%, 11/1/2018     $  9,600,000      8,141,126
=====================================================================================================
0.55  ELECTRONICS-- SEMICONDUCTOR
      Motorola Inc, Sr Notes, 6.500%, 3/1/2008                          $ 13,700,000     12,698,557
=====================================================================================================
0.74  FINANCIAL
      Associates Corp of North America, Sr Notes
        6.375%, 10/15/2002                                              $  4,600,000      4,467,883
        5.500%, 2/15/2004                                               $ 13,800,000     12,728,347
=====================================================================================================
                                                                                         17,196,230
0.36  FOODS
      CPC International, Medium-Term Notes, Series C, 6.150%, 1/15/2006 $  8,800,000      8,232,039
=====================================================================================================
0.36  HEALTH CARE RELATED
      Guidant Corp, Notes, 6.150%, 2/15/2006                            $  9,200,000      8,405,681
=====================================================================================================
0.53  INSURANCE BROKERS
      Marsh & McLennan, Sr Notes, 6.625%, 6/15/2004                     $ 12,850,000     12,321,441
=====================================================================================================
0.33  NATURAL GAS
      Enron Corp, Notes, 6.625%, 11/15/2005                             $  8,300,000      7,732,944
=====================================================================================================
0.40  OIL & GAS RELATED
      Keyspan Gas East, Medium-Term Notes, 7.875%, 2/1/2010             $  9,600,000      9,318,384
=====================================================================================================
0.47  PAPER & FOREST PRODUCTS
      Westvaco Corp, Notes, 6.850%, 11/15/2004                          $ 11,500,000     10,878,678
=====================================================================================================
0.31  RAILROADS
      Norfolk Southern, Sr Notes, 6.200%, 4/15/2009                     $  8,400,000      7,277,617
=====================================================================================================
0.39  SERVICES
      Electronic Data Systems, Notes, 6.850%, 10/15/2004                $  9,200,000      8,959,908
=====================================================================================================
0.53  TELEPHONE
      Ameritech Capital Funding, Notes, 6.150%, 1/15/2008               $ 13,800,000     12,280,882
=====================================================================================================
        TOTAL CORPORATE BONDS (Amortized Cost $298,285,760)                             273,977,820
=====================================================================================================
1.17  FOREIGN GOVERNMENT OBLIGATIONS
      Province of Manitoba, Deb, 5.500%, 10/1/2008                      $ 16,050,000     13,957,674
      Province of Saskatchewan, Global Notes, 7.375%, 7/15/2013         $ 13,800,000     13,112,056
=====================================================================================================
        TOTAL FOREIGN GOVERNMENT OBLIGATIONS
          (Amortized Cost $31,349,437)                                                   27,069,730
=====================================================================================================
      TOTAL FIXED INCOME SECURITIES (Amortized Cost $687,573,240)                       655,089,090
=====================================================================================================
5.17  SHORT-TERM INVESTMENTS
0.82  US GOVERNMENT OBLIGATIONS
      US Treasury Notes, 8.000%, 5/15/2001 (Amortized Cost $19,233,525) $ 18,900,000     19,124,437
=====================================================================================================

                                                                           SHARES OR
                                                                           PRINCIPAL
%     DESCRIPTION                                                             AMOUNT          VALUE
-----------------------------------------------------------------------------------------------------
0.50  US GOVERNMENT AGENCY OBLIGATIONS
      Federal Home Loan Bank, Global Bonds
        5.500%, 7/14/2000 (Amortized Cost $11,599,325)                  $ 11,600,000  $  11,583,714
=====================================================================================================
0.20  CORPORATE BONDS
0.20  RETAIL
      Wal-Mart Stores, Notes, 8.625%, 4/1/2001
        (Amortized Cost $4,669,899)                                     $  4,600,000      4,661,911
=====================================================================================================
2.85  INVESTMENT COMPANIES
      INVESCO Treasurer's Series Money Market Reserve Fund
        6.390% (Cost $66,233,853)                                         66,233,853     66,233,853
=====================================================================================================
0.80  REPURCHASE AGREEMENTS
      Repurchase  Agreement  with State Street dated  5/31/2000
        due 6/1/2000 at 6.300%,  repurchased  at  $18,513,239
        (Collateralized  by  US  Treasury Inflationary Index Bonds,
        due 4/15/2028 at 3.625%,  value  $20,004,177)
        (Cost $18,510,000)                                              $ 18,510,000     18,510,000
=====================================================================================================
      TOTAL SHORT-TERM INVESTMENTS (Amortized Cost $120,246,602)                        120,113,915
=====================================================================================================
100.00 TOTAL INVESTMENT SECURITIES AT VALUE
       (Cost $2,066,142,056)
       (Cost for Income Tax Purposes $2,068,417,532)                                 $2,322,912,172
=====================================================================================================

(a)  Security is non-income producing.

(b) Step-up bonds are obligations which increase the interest payment rate at a specific rate at a specified point in time. Rate shown reflects current rate which may step up at a future date.

(c)  Rate is subject to change. Rate shown reflects current rate.

(d) Securities aquired pursuant to Rule 144A. The fund deems such securities to be "liquid" because an institutional market exists.

(e) Security is a payment-in-kind (PIK) security. PIK securities make interest payments in additional securities.

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

INVESCO COMBINATION STOCK & BOND FUNDS, INC.
MAY 31, 2000

                                                                                                   EQUITY
                                                                          BALANCED                 INCOME
                                                                              FUND                   FUND
-----------------------------------------------------------------------------------------------------------
ASSETS
Investment Securities:
  At Cost(a)                                                      $    614,881,940      $   3,095,297,444
===========================================================================================================
  At Value(a)                                                     $    659,078,116      $   4,387,607,416
Cash                                                                             0                    867
Receivables:
  Investment Securities Sold                                             1,743,964             21,453,660
  Fund Shares Sold                                                       2,299,293              4,260,305
  Dividends and Interest                                                 3,634,540             15,320,112
Prepaid Expenses and Other Assets                                           25,464                319,993
===========================================================================================================
TOTAL ASSETS                                                           666,781,377          4,428,962,353
===========================================================================================================
LIABILITIES
Payables:
  Custodian                                                                340,763                      0
  Distributions to Shareholders                                             69,157              1,077,826
  Investment Securities Purchased                                       18,151,054             12,312,053
  Fund Shares Repurchased                                                  964,406              6,802,609
Accrued Distribution Expenses
  Investor Class                                                           133,585                932,591
  Class C                                                                    1,656                    976
Accrued Expenses and Other Payables                                         29,772                709,210
===========================================================================================================
TOTAL LIABILITIES                                                       19,690,393             21,835,265
===========================================================================================================
NET ASSETS AT VALUE                                               $    647,090,984      $   4,407,127,088
===========================================================================================================
NET ASSETS
Paid-in Capital(b)                                                $    590,905,408      $   2,788,251,816
Accumulated Undistributed Net Investment Income                             62,536              1,928,833
Accumulated Undistributed Net Realized Gain on
  Investment Securities and Foreign Currency Transactions               11,926,864            324,636,467
Net Appreciation of Investment Securities and
  Foreign Currency Transactions                                         44,196,176          1,292,309,972
===========================================================================================================
NET ASSETS AT VALUE, Applicable to Shares Outstanding             $    647,090,984      $   4,407,127,088
===========================================================================================================
NET ASSETS AT VALUE:
  Investor Class                                                  $    644,956,936      $   4,405,739,443
===========================================================================================================
  Class C                                                         $      2,134,048      $       1,387,645
===========================================================================================================
Shares Outstanding
  Investor Class                                                        37,535,649            285,091,432
  Class C                                                                  125,176                 90,564
===========================================================================================================
NET ASSET VALUE, Offering and Redemption Price per Share
  Investor Class                                                  $          17.18      $           15.45
  Class C                                                         $          17.05      $           15.32
===========================================================================================================

(a) Investment securities at cost and value at May 31, 2000 include repurchase agreements of $2,157,000 and $7,360,000 for Balanced and Equity Income Funds, respectively.

(b) The Fund has four billion authorized shares of common stock, par value of $0.01 per share. Of such shares, 300 million have been allocated to Balanced Fund and 2 billion to Equity Income Fund: 200 million to Balanced Fund - Investor Class, 100 million to Balanced Fund - Class C, 1 billion to Equity Income Fund - Investor Class and 1 billion to Equity Income Fund - Class C.

See Notes to Financial Statements

INVESCO COMBINATION STOCK & BOND FUNDS, INC.
MAY 31, 2000
                                                                  TOTAL RETURN
                                                                          FUND
--------------------------------------------------------------------------------
ASSETS
Investment Securities:
  At Cost(a)                                                 $   2,066,142,056
================================================================================
  At Value(a)                                                $   2,322,912,172
Cash                                                                   287,420
Receivables:
  Investment Securities Sold                                        43,398,331
  Fund Shares Sold                                                   3,277,324
  Dividends and Interest                                            15,111,524
Prepaid Expenses and Other Assets                                       75,058
================================================================================
TOTAL ASSETS                                                     2,385,061,829
================================================================================
LIABILITIES
Payables:
  Distributions to Shareholders                                        304,002
  Investment Securities Purchased                                   37,502,594
  Fund Shares Repurchased                                           19,644,414
Accrued Distribution Expenses
  Investor Class                                                       494,071
  Class C                                                                    8
Accrued Expenses and Other Payables                                    207,740
================================================================================
TOTAL LIABILITIES                                                   58,152,829
================================================================================
NET ASSETS AT VALUE                                          $   2,326,909,000
================================================================================
NET ASSETS
Paid-in Capital(b)                                           $   2,037,397,641
Accumulated Undistributed (Distributions in Excess of)
  Net Investment Income                                                174,065
Accumulated Undistributed Net Realized Gain on
  Investment Securities and Foreign Currency Transactions           32,567,178
Net Appreciation of Investment Securities                          256,770,116
================================================================================
NET ASSETS AT VALUE, Applicable to Shares Outstanding        $   2,326,909,000
================================================================================
NET ASSETS AT VALUE:
  Investor Class                                             $   2,326,898,727
================================================================================
  Class C                                                    $          10,273
================================================================================
Shares Outstanding
  Investor Class                                                    83,890,168
  Class C                                                                  376
================================================================================
NET ASSET VALUE, Offering and Redemption Price per Share
  Investor Class                                             $           27.74
  Class C                                                    $           27.30
================================================================================

(a)Investment securities at cost and value at May 31, 2000 includes a repurchase agreement of $18,510,000 for Total Return Fund.

(b)The Fund has four billion authorized shares of common stock, par value of $0.01 per share. Of such shares, 600 million have been allocated to Total Return Fund: 300 million to Total Return Fund - Investor Class and 300 million to Total Return Fund - Class C.

See Notes to Financial Statements

STATEMENT OF OPERATIONS

INVESCO COMBINATION STOCK & BOND FUNDS, INC.
YEAR ENDED MAY 31, 2000

                                                                                              EQUITY
                                                                        BALANCED              INCOME
                                                                            FUND                FUND
------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends                                                          $   2,874,642     $    62,582,066
Dividends from Affiliated Investment Companies                           200,469             574,489
Interest                                                              11,455,874          51,333,923
  Foreign Taxes Withheld                                                (11,413)           (342,619)
======================================================================================================
  TOTAL INCOME                                                        14,519,572         114,147,859
======================================================================================================
EXPENSES
Investment Advisory Fees                                               2,739,194          22,182,765
Distribution Expenses
   Investor Class                                                      1,165,059          11,660,628
   Class C                                                                 2,796               1,899
Transfer Agent Fees                                                      827,748           6,683,938
Administrative Services Fees                                             219,836             709,666
Custodian Fees and Expenses                                               58,579             427,482
Directors' Fees and Expenses                                              26,280             235,233
Professional Fees and Expenses                                            37,056             135,623
Registration Fees and Expenses - Investor Class                          103,005             160,597
Reports to Shareholders                                                  158,666           1,163,271
Other Expenses                                                            16,216             152,074
======================================================================================================
  TOTAL EXPENSES                                                       5,354,435          43,513,176
  Fees and Expenses Paid Indirectly                                     (47,750)           (427,375)
======================================================================================================
     NET EXPENSES                                                      5,306,685          43,085,801
======================================================================================================
NET INVESTMENT INCOME                                                  9,212,887          71,062,058
======================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENT SECURITIES
Net Realized Gain (Loss) on:
  Investment Securities                                               14,025,520         479,864,651
  Foreign Currency Transactions                                              404            (26,647)
======================================================================================================
     Total Net Realized Gain                                          14,025,924         479,838,004
======================================================================================================
Change in Net Appreciation (Depreciation) of Investment Securities     2,810,436       (178,641,031)
======================================================================================================
NET GAIN ON INVESTMENT SECURITIES AND
  FOREIGN CURRENCY TRANSACTIONS                                       16,836,360         301,196,973
======================================================================================================
NET INCREASE IN NET ASSETS FROM OPERATIONS                         $  26,049,247     $   372,259,031
======================================================================================================

See Notes to Financial Statements

INVESCO COMBINATION STOCK & BOND FUNDS, INC.
YEAR ENDED MAY 31, 2000

                                                                  TOTAL RETURN
                                                                          FUND
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends                                                      $    44,466,304
Dividends from Affiliated Investment Companies                         733,853
Interest                                                            63,868,546
  Foreign Taxes Withheld                                             (597,317)
================================================================================
  TOTAL INCOME                                                     108,471,386
================================================================================
EXPENSES
Investment Advisory Fees                                            16,572,054
Distribution Expenses
  Investor Class                                                     5,755,139
  Class C                                                                   10
Transfer Agent Fees                                                  6,249,134
Administrative Services Fees                                           462,402
Custodian Fees and Expenses                                            323,272
Directors' Fees and Expenses                                           158,273
Interest Expenses                                                       69,770
Professional Fees and Expenses                                          85,568
Registration Fees and Expenses - Investor Class                        273,438
Reports to Shareholders                                                179,688
Other Expenses                                                          92,782
================================================================================
  TOTAL EXPENSES                                                    30,221,530
  Fees and Expenses Paid Indirectly                                  (256,486)
================================================================================
     NET EXPENSES                                                   29,965,044
================================================================================
NET INVESTMENT INCOME                                               78,506,342
================================================================================
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENT SECURITIES
Net Realized Gain (Loss) on:
  Investment Securities                                            128,251,610
  Foreign Currency Transactions                                        (1,467)
================================================================================
     Total Net Realized Gain                                       128,250,143
================================================================================
Change in Net Depreciation of Investment Securities              (511,436,925)
================================================================================
NET LOSS ON INVESTMENT SECURITIES AND
  FOREIGN CURRENCY TRANSACTIONS                                  (383,186,782)
================================================================================
NET DECREASE IN NET ASSETS FROM OPERATIONS                     $ (304,680,440)
================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS

BALANCED FUND

                                                                   YEAR              PERIOD              YEAR
                                                                  ENDED               ENDED             ENDED
                                                                 MAY 31              MAY 31           JULY 31
---------------------------------------------------------------------------------------------------------------
                                                                   2000                1999              1998
                                                                                   (Note 1)
OPERATIONS
Net Investment Income                                    $    9,212,887      $    4,115,972     $   4,062,659
Net Realized Gain on Investment Securities and
  Foreign Currency Transactions                              14,025,924          11,484,777        15,660,005
Change in Net Appreciation of Investment Securities
  and Foreign Currency Transactions                           2,810,436          17,690,262         2,352,996
===============================================================================================================
NET INCREASE IN NET ASSETS
  FROM OPERATIONS                                            26,049,247          33,291,011        22,075,660
===============================================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income
  Investor Class                                            (9,223,293)         (4,105,886)       (4,196,252)
  Class C                                                      (14,874)                  --               --
Net Realized Gain on Investment Securities and
  Foreign Currency Transactions - Investor Class           (13,558,734)        (10,135,428)      (17,002,689)
===============================================================================================================
TOTAL DISTRIBUTIONS                                        (22,796,901)        (14,241,314)      (21,198,941)
===============================================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares
  Investor Class                                            564,568,608         225,239,324       158,521,941
  Class C                                                     2,190,288                  --                --
Reinvestment of Distributions
  Investor Class                                             22,238,962          13,792,246        20,128,818
  Class C                                                        13,470                  --                --
Net Assets Received from Acquisition of
   Multi-Asset Allocation Fund (Note 3)                      11,140,475                  --                --
===============================================================================================================
                                                            600,151,803         239,031,570       178,650,759

Amounts Paid for Repurchases of Shares
  Investor Class                                          (281,151,607)       (149,866,318)     (124,824,681)
  Class C                                                          (25)                  --                --
===============================================================================================================
                                                          (281,151,632)       (149,866,318)     (124,824,681)
NET INCREASE IN NET ASSETS FROM
  FUND SHARE TRANSACTIONS                                   319,000,171          89,165,252        53,826,078
===============================================================================================================
TOTAL INCREASE IN NET ASSETS                                322,252,517         108,214,949        54,702,797
NET ASSETS
Beginning of Period                                         324,838,467         216,623,518       161,920,721
===============================================================================================================
End of Period (Including Accumulated Undistributed
  Net Investment Income of $62,536, $41,340 and
  $14,553, respectively)                                 $  647,090,984      $  324,838,467     $ 216,623,518
===============================================================================================================

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

BALANCED FUND (CONTINUED)
                                                                   YEAR              PERIOD              YEAR
                                                                  ENDED               ENDED             ENDED
                                                                 MAY 31              MAY 31           JULY 31
---------------------------------------------------------------------------------------------------------------
                                                                   2000                1999              1998
                                                                                   (Note 1)
FUND SHARE TRANSACTIONS
Shares Sold
  Investor Class                                             32,367,140          14,063,692        10,124,221
  Class C                                                       124,388                  --                --
Shares Issued from Reinvestment of Distributions
  Investor Class                                              1,289,713             888,456         1,391,923
  Class C                                                           790                  --                --
Shares Issued in Connection with Acquisition of
   Multi-Asset Allocation Fund (Note 3)                         669,846                  --                --
===============================================================================================================
                                                             34,451,877          14,952,148        11,516,144
Shares Repurchased
  Investor Class                                           (16,147,457)         (9,382,609)       (7,941,260)
  Class C                                                           (2)                  --                --
===============================================================================================================
                                                           (16,147,459)         (9,382,609)       (7,941,260)
NET INCREASE IN FUND SHARES                                  18,304,418           5,569,539         3,574,884
===============================================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

EQUITY INCOMED FUND
                                                                      YEAR             PERIOD               YEAR
                                                                     ENDED              ENDED              ENDED
                                                                    MAY 31             MAY 31            JUNE 30
------------------------------------------------------------------------------------------------------------------
                                                                      2000               1999               1998
                                                                                     (Note 1)
OPERATIONS
Net Investment Income                                     $     71,062,058   $     92,920,974   $    115,423,537
Net Realized Gain on Investment Securities and
  Foreign Currency Transactions                                479,838,004        329,767,412        563,837,730
Change in Net Appreciation (Depreciation) of
  Investment Securities and Foreign Currency Transactions    (178,641,031)         45,742,780        232,218,236
==================================================================================================================
NET INCREASE IN NET ASSETS FROM OPERATIONS                     372,259,031        468,431,166        911,479,503
==================================================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income
  Investor Class                                              (69,779,090)       (93,998,246)      (115,239,239)
  Class C                                                          (8,571)                 --                 --
In Excess of Net Investment Income - Investor Class                      0                  0           (34,577)
Net Realized Gain on Investment Securities and
  Foreign Currency Transactions - Investor Class             (425,205,719)      (451,708,873)      (487,553,284)
==================================================================================================================
TOTAL DISTRIBUTIONS                                          (494,993,380)      (545,707,119)      (602,827,100)
==================================================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares
  Investor Class                                               630,034,525        543,178,456        796,227,427
  Class C                                                        1,405,044                 --                 --
Reinvestment of Distributions
  Investor Class                                               463,515,827        512,402,591        566,171,643
  Class C                                                            6,177                 --                 --
==================================================================================================================
                                                             1,094,961,573      1,055,581,047      1,362,399,070
Amounts Paid for Repurchases of Shares
  Investor Class                                           (1,410,115,295)    (1,214,003,411)    (1,164,991,454)
  Class C                                                         (21,150)                 --                 --
==================================================================================================================
                                                           (1,410,136,445)    (1,214,003,411)    (1,164,991,454)
NET INCREASE (DECREASE) IN NET ASSETS FROM
  FUND SHARE TRANSACTIONS                                    (315,174,872)      (158,422,364)        197,407,616
==================================================================================================================
TOTAL INCREASE (DECREASE) IN NET ASSETS                      (437,909,221)      (235,698,317)        506,060,019
NET ASSETS
Beginning of Period                                          4,845,036,309      5,080,734,626      4,574,674,607
==================================================================================================================
End of Period (Including Accumulated Undistributed
  Net Investment Income of $1,928,833, $169,190 and
  $1,232,549, respectively)                               $  4,407,127,088   $  4,845,036,309   $  5,080,734,626
==================================================================================================================

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

EQUITY INCOMED FUND (CONTINUED)
                                                                      YEAR             PERIOD               YEAR
                                                                     ENDED              ENDED              ENDED
                                                                    MAY 31             MAY 31            JUNE 30
------------------------------------------------------------------------------------------------------------------
                                                                      2000               1999               1998
                                                                                     (Note 1)
FUND SHARE TRANSACTIONS
Shares Sold
  Investor Class                                                40,038,024         35,119,662         49,736,211
  Class C                                                           91,497                 --                 --
Shares Issued from Reinvestment of Distributions
  Investor Class                                                30,526,410         35,057,399         38,238,701
  Class C                                                              404                 --                 --
==================================================================================================================
                                                                70,656,335         70,177,061         87,974,912
Shares Repurchased
  Investor Class                                              (91,080,301)       (78,498,469)       (72,818,140)
  Class C                                                          (1,336)                 --                 --
==================================================================================================================
                                                              (91,081,637)       (78,498,469)       (72,818,140)
NET INCREASE (DECREASE) IN FUND SHARES                        (20,425,302)        (8,321,408)         15,156,772
==================================================================================================================
See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

TOTAL RETURN FUND
                                                                      YEAR             PERIOD               YEAR
                                                                     ENDED              ENDED              ENDED
                                                                    MAY 31             MAY 31          AUGUST 31
------------------------------------------------------------------------------------------------------------------
                                                                      2000               1999               1998
                                                                                     (Note 1)
OPERATIONS
Net Investment Income                                     $     78,506,342  $      60,623,740   $     67,397,908
Net Realized Gain on Investment Securities and
  Foreign Currency Transactions                                128,250,143         26,816,772         86,022,682
Change in Net Appreciation (Depreciation) of
  Investment Securities                                      (511,436,925)        450,426,456       (79,067,445)
==================================================================================================================
NET INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS                                     (304,680,440)        537,866,968         74,353,145
==================================================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income
  Investor Class                                              (78,481,486)       (60,756,140)       (67,353,840)
  Class C                                                            (119)                 --                 --
In Excess of Net Investment Income - Investor Class              (166,486)           (18,228)                  0
Net Realized Gain on Investment Securities and
  Foreign Currency Transactions - Investor Class             (116,478,005)       (77,274,029)       (34,772,560)
==================================================================================================================
TOTAL DISTRIBUTIONS                                          (195,126,096)      (138,048,397)      (102,126,400)
==================================================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares
  Investor Class                                             1,117,994,660      1,164,725,715      1,412,738,595
  Class C                                                           10,025                 --                 --
Reinvestment of Distributions
  Investor Class                                               193,345,833        136,764,996        100,609,294
  Class C                                                              119                 --                 --
==================================================================================================================
                                                             1,311,350,637      1,301,490,711      1,513,347,889
Amounts Paid for Repurchases of Shares - Investor Class    (1,903,380,663)      (843,579,726)      (770,152,733)
==================================================================================================================
NET INCREASE (DECREASE) IN NET ASSETS FROM
  FUND SHARE TRANSACTIONS                                    (592,030,026)        457,910,985        743,195,156
==================================================================================================================
TOTAL INCREASE (DECREASE) IN NET ASSETS                    (1,091,836,562)        857,729,556        715,421,901
NET ASSETS
Beginning of Period                                          3,418,745,562      2,561,016,006      1,845,594,105
==================================================================================================================
End of Period (Including Accumulated Undistributed
  (Distributions in Excess of) Net Investment Income
  of $174,065, ($24,737) and $132,400, respectively)      $  2,326,909,000   $  3,418,745,562   $  2,561,016,006
==================================================================================================================

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

TOTAL RETURN FUND (CONTINUED)
                                                                      YEAR             PERIOD               YEAR
                                                                     ENDED              ENDED              ENDED
                                                                    MAY 31             MAY 31          AUGUST 31
------------------------------------------------------------------------------------------------------------------
                                                                      2000               1999               1998
                                                                                     (Note 1)
FUND SHARE TRANSACTIONS
Shares Sold
  Investor Class                                                36,665,855         37,304,581         46,622,819
  Class C                                                              372                 --                 --
Shares Issued from Reinvestment of Distributions
  Investor Class                                                 6,755,466          4,385,847          3,448,941
  Class C                                                                4                 --                 --
==================================================================================================================
                                                                43,421,697         41,690,428         50,071,760
Shares Repurchased - Investor Class                           (65,130,173)       (27,040,483)       (25,589,174)
==================================================================================================================
NET INCREASE (DECREASE) IN FUND SHARES                        (21,708,476)         14,649,945         24,482,586
==================================================================================================================

See Notes to Financial Statements

INVESCO NOTES TO FINANCIAL  STATEMENTS -
INVESCO Combination Stock & Bond Funds, Inc.

NOTE 1 -- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. INVESCO Combination Stock & Bond Funds, Inc. is incorporated in Maryland and presently consists of three separate Funds: Balanced Fund, Equity Income Fund and Total Return Fund (individually the "Fund" and collectively, the "Funds"). Balanced, Equity Income and Total Return Fund's fiscal year-ends were changed from July 31, June 30 and August 31, respectively, to May 31. INVESCO Combination Stock & Bond Funds, Inc. is registered under the Investment Company Act of 1940 (the "Act") as a diversified, open-end management investment company.

Effective February 15, 2000, each Fund began offering an additional class of shares, referred to as Class C shares. Investor Class and Class C shares are subject to an annual distribution fee of 0.25% and 1.00%, respectively, of the Fund's annual average net assets attributable to each Class' shares. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based on the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against operations of that class.

On May 20, 1999, shareholders of the Balanced Fund approved Agreements and Plans of Reorganization and Termination, in which Multi-Asset Allocation Fund ("Target Fund") merged into Balanced Fund ("Surviving Fund"). Shareholders of the Target Fund became shareholders of the Surviving Fund and received shares of the Surviving Fund equal in dollar value to the then current value of their shares in the Target Fund, effective at the close of business on June 11, 1999.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION -- Equity securities traded on national securities exchanges or in the over-the-counter market are valued at the last sales price at the close of the regular trading day on that exchange (generally 4:00 p.m. Eastern time) in the market where such securities are primarily traded. If last sales prices are not available, securities are valued at the highest closing bid prices at the close of the regular trading day and obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's board of directors.

Debt securities are valued at evaluated bid prices as determined by a pricing service approved by the Fund's board of directors. If evaluated bid prices are not available, debt securities are valued by averaging the bid prices obtained from one or more dealers making a market for such securities.

Foreign securities are valued at the closing price on the principal stock exchange on which they are traded. In the event that closing prices are not available for foreign securities, prices will be obtained from the principal stock exchange at or prior to the close of the New York Stock Exchange. Foreign currency exchange rates are determined daily prior to the close of the New York Stock Exchange.

Investments in shares of investment companies are valued at the net asset value of the respective mutual fund as calculated each day.

If market quotations or pricing service valuations are not readily available, securities are valued at fair value as determined in good faith under procedures established by the Fund's board of directors.

Short-term securities are stated at amortized cost (which approximates market value) if maturity is 60 days or less at the time of purchase, or market value if maturity is greater than 60 days.

Assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the date of valuation.

B. REPURCHASE AGREEMENTS -- Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Security transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income, which may be comprised of stated coupon rate, market discount, original issue discount and amortized premium, is recorded on the accrual basis. Income and expenses on foreign securities are translated into U.S. dollars at rates of exchange prevailing when accrued. Discounts and premiums on debt securities purchased are amortized over the life of the respective security as adjustments to interest income. Cost is determined on the specific identification basis. The cost of foreign securities is translated into U.S. dollars at the rates of exchange prevailing when such securities are acquired.

Each Fund may invest in securities issued by other INVESCO Investment Companies that invest in short-term debt securities and seek to maintain a net asset value of one dollar per share to manage their daily cash positions.

The Fund may have elements of risk due to investments in foreign issuers located in a specific country. Such investments may subject the Fund to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Net realized and unrealized gain or loss from investment securities includes fluctuations from currency exchange rates and fluctuations in market value.

The Fund's use of short-term forward foreign currency contracts may subject it to certain risks as a result of unanticipated movements in foreign exchange rates. The Fund does not hold short-term forward foreign currency contracts for trading purposes. The Fund may hold foreign currency in anticipation of settling foreign security transactions and not for investment purposes.

Investments in securities of governmental agencies may only be guaranteed by the respective agency's limited authority to borrow from the U.S. Government and may not be guaranteed by the full faith and credit of the U.S. Government.

D. FEDERAL AND STATE TAXES -- The Fund has complied, and continues to comply, with the provisions of the Internal Revenue Code applicable to regulated investment companies and, accordingly, has made or intends to make sufficient distributions of net investment income and net realized capital gains, if any, to relieve it from all federal and state income taxes and federal excise taxes.

Balanced Fund incurred and elected to defer post-October 31 currency losses of $5 to the year ended May 31, 2001. To the extent future capital gains and income are offset by capital loss carryovers and post-October 31 losses, such gains will not be distributed to shareholders.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the year ended May 31, 2000, 25.50% for Balanced Fund, 40.80% for Equity Income Fund and 42.68% for Total Return Fund qualified for the dividends received deduction available to the Fund's corporate shareholders.

Investment income received from foreign sources may be subject to foreign withholding taxes. Dividend and interest income is shown gross of foreign withholding taxes in the accompanying financial statements.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend/distribution date. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments for mortgage-backed securities, market discounts, amortized premiums, foreign currency transactions, nontaxable dividends, net operating losses and expired capital loss carryforwards.

For the year ended May 31, 2000, the effects of such differences were as follows:

                                               ACCUMULATED
                           ACCUMULATED       UNDISTRIBUTED
                         UNDISTRIBUTED        NET REALIZED
                                   NET             GAIN ON
                            INVESTMENT          INVESTMENT             PAID-IN
FUND                            INCOME          SECURITIES             CAPITAL
--------------------------------------------------------------------------------
Balanced Fund             $     46,476        $   (11,865)       $    (34,611)
Equity Income Fund             485,246           (457,739)            (27,507)
Total Return Fund              340,551           2,289,403         (2,629,954)

Net investment income, net realized gains and net assets were not affected.

F. FORWARD FOREIGN CURRENCY CONTRACTS -- The Fund enters into short-term forward foreign currency contracts in connection with planned purchases or sales of securities as a hedge against fluctuations in foreign exchange rates pending the settlement of transactions in foreign securities. A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are marked-to-market daily and the related appreciation or depreciation of the contracts is presented in the Statement of Assets and Liabilities. Any realized gain or loss incurred by the Fund upon the sale of securities is included in the Statement of Operations.

G. EXPENSES -- Each Fund or Class bears expenses incurred specifically on its behalf and, in addition, each Fund or Class bears a portion of general expenses, based on the relative net assets of each Fund or Class.

Under an agreement between each Fund and the Fund's Custodian, agreed upon Custodian Fees and Expenses are reduced by credits granted by the Custodian from any temporarily uninvested cash. Similarly, Custodian Fees and Expenses for Equity Income Fund are reduced by credits earned from security brokerage transactions under certain broker/service arrangements with third parties. Such credits are included in Fees and Expenses Paid Indirectly in the Statement of Operations.

NOTE 2 -- INVESTMENT ADVISORY AND OTHER AGREEMENTS. INVESCO Funds Group, Inc. ("IFG") serves as the Funds' investment adviser. As compensation for its services to the Funds, IFG receives an investment advisory fee which is accrued daily at the applicable rate and paid monthly. The fee is based on the annual rate of each Fund's average net assets as follows:

                                               AVERAGE NET ASSETS
------------------------------------------------------------------------------------------------
                                              $700         $2         $4         $6
                       $0 TO    $350 TO    MILLION    BILLION    BILLION    BILLION       OVER
                        $350       $700      TO $2      TO $4      TO $6      TO $8         $8
                     MILLION    MILLION    BILLION    BILLION    BILLION    BILLION    BILLION
------------------------------------------------------------------------------------------------
Balanced Fund          0.60%      0.55%      0.50%      0.45%      0.40%     0.375%      0.35%
Equity Income Fund     0.60%      0.55%      0.50%      0.45%      0.40%     0.375%      0.35%

                                               AVERAGE NET ASSETS
------------------------------------------------------------------------------------------------
                                   $500         $1         $2         $4         $6
                       $0 TO    MILLION    BILLION    BILLION    BILLION    BILLION       OVER
                        $500      TO $1      TO $2      TO $4      TO $6      TO $8         $8
                     MILLION    BILLION    BILLION    BILLION    BILLION    BILLION    BILLION
------------------------------------------------------------------------------------------------
Total Return Fund      0.75%      0.65%      0.50%      0.45%      0.40%     0.375%      0.35%

In accordance with a Sub-Advisory Agreement between IFG and INVESCO Capital Management, Inc. ("ICM"), an affiliate of IFG, investment decisions of Total Return Fund are made by ICM. Fees for such sub-advisory services are paid by IFG.

A plan of distribution pursuant to Rule 12b-1 of the Act (the "Plan") provides for compensation of marketing and advertising expenditures to INVESCO Distributors, Inc. ("IDI" or the "Distributor"), a wholly owned subsidiary of IFG, of 0.25% of annual average net assets of Investor Class Shares. A master distribution plan and agreement pursuant to Rule 12b-1 of the Act provides for financing the distribution and shareholder servicing of Class C Shares of 1.00% per annum of average daily net assets. Any unreimbursed expenses IDI incurs with respect to Investor Class and Class C shares in any fiscal year can not be recovered in subsequent years. For the year/ period ended May 31, 2000, amounts paid to the Distributor were as follows:

                                                          INVESTOR       CLASS
FUND                                                         CLASS           C
--------------------------------------------------------------------------------
Balanced Fund                                         $  1,097,116    $  1,139
Equity Income Fund                                      11,712,642         922
Total Return Fund                                        5,570,847           2

IFG receives a transfer agent fee from each Class at an annual rate of $20.00 per shareholder account, or, where applicable, per participant in an omnibus account, per year. IFG may pay such fee for participants in omnibus accounts to affiliates or third parties. The fee is paid monthly at one-twelfth of the annual fee and is based upon the actual number of accounts in existence during each month. Effective June 1, 2000, each Class will pay an annual rate of $22.50 per shareholder account, or, where applicable, per participant in an omnibus account, per year.

In accordance with an Administrative Services Agreement, each Fund pays IFG an annual fee of $10,000, plus an additional amount computed at an annual rate of 0.045%, 0.015% and 0.015% for Balanced, Equity Income and Total Return Funds, respectively, of average net assets to provide administrative, accounting and clerical services. The fee is accrued daily and paid monthly. Effective June 1, 2000, Equity Income Fund will pay IFG an annual fee of $10,000, plus an additional amount computed at an annual rate of 0.045% of average net assets.

NOTE 3 -- ACQUISITION OF INVESCO MULTIPLE ASSET FUNDS, INC. - MULTI-ASSET ALLOCATION FUND ("TARGET FUND"). On June 11, 1999, Balanced Fund acquired all the net assets of the Target Fund pursuant to an Agreement and Plan Reorganization and Termination approved by the Target Fund shareholders on May 20, 1999. The acquisition was accomplished by a tax-free exchange of 669,846 shares of Balanced Fund (valued at $11,140,475) for 989,950 shares outstanding of the Target Fund on June 11, 1999. Target Fund's net assets at that date ($11,140,475), which included $866,856 of unrealized appreciation, were combined with those of Balanced Fund. The aggregate net assets of Balanced Fund and Target Fund immediately before the acquisition were $327,886,557 and $11,140,475 respectively. The net assets of Balanced Fund after the acquisition were $339,027,032.

NOTE 4 -- PURCHASES AND SALES OF INVESTMENT SECURITIES. For the year ended May 31, 2000, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were as follows:

FUND                                         PURCHASES                   SALES
--------------------------------------------------------------------------------
Balanced Fund                           $  614,002,357         $   376,201,956
Equity Income Fund                       2,195,473,946           2,989,161,888
Total Return Fund                        1,204,758,442           1,651,594,704

For the year ended May 31, 2000 the aggregate cost of purchases and proceeds from sales of U.S. Government securities were as follows:

FUND                                         PURCHASES                   SALES
--------------------------------------------------------------------------------
Balanced Fund                           $   56,407,594         $    13,757,186
Equity Income Fund                          37,186,029               4,787,500
Total Return Fund                          214,490,016             434,486,908

NOTE 5 -- APPRECIATION AND DEPRECIATION. At May 31, 2000, the gross appreciation of securities in which there was an excess of value over tax cost, the gross depreciation of securities in which there was an excess of tax cost over value and the resulting net appreciation by Fund were as follows:

                                 GROSS               GROSS                NET
FUND                      APPRECIATION        DEPRECIATION        APPRECIATION
--------------------------------------------------------------------------------
Balanced Fund          $    70,189,785        $ 26,124,311     $    44,065,474
Equity Income Fund       1,432,161,128         148,415,470       1,283,745,658
Total Return Fund          394,041,579         139,546,939         254,494,640

NOTE 6 -- TRANSACTIONS WITH AFFILIATES. Certain of the Funds' officers and directors are also officers and directors of IFG, IDI or ICM.

Each Fund has adopted an unfunded defined benefit deferred compensation plan covering all independent directors of the Fund who will have served as an independent director for at least five years at the time of retirement. Benefits under this plan are based on an annual rate equal to 50% of the sum of the retainer fee at the time of retirement plus the meeting attendance fees.

Pension expenses for the year ended May 31, 2000, included in Directors' Fees and Expenses in the Statement of Operations, and unfunded accrued pension costs and pension liability included in Prepaid Expenses and Accrued Expenses, respectively, in the Statement of Assets and Liabilities were as follows:

                                                  UNFUNDED
                               PENSION             ACCRUED             PENSION
FUND                          EXPENSES       PENSION COSTS           LIABILITY
--------------------------------------------------------------------------------
Balanced Fund                $   7,476           $       0           $  16,215
Equity Income Fund             110,701             160,188             599,547
Total Return Fund               70,847              16,794             177,344

The independent directors have contributed to a deferred fee agreement plan, pursuant to which they have deferred receipt of a portion of the compensation which they would otherwise have been paid as directors of the INVESCO Funds. The deferred amounts may be invested in the shares of any of the INVESCO Funds, excluding the INVESCO Variable Investment Funds.

NOTE 7 -- INTERFUND BORROWING AND LENDING. Each Fund is party to an interfund lending agreement between each Fund and other INVESCO sponsored mutual funds, which permit it to borrow or lend cash, at rates beneficial to both the borrowing and lending funds. Loans totaling 10% or more of a borrowing Fund's total assets are collateralized at 102% of the value of the loan; loans of less than 10% are unsecured. Pursuant to each Fund's prospectus, each Fund may borrow up to 33 1/3% of its total assets for temporary or emergency purposes. During the year ended May 31, 2000, Total Return Fund borrowed cash at a weighted average rate of 5.88%. Equity Income Fund lent cash at a weighted average of 6.22%. There were no borrowings outstanding at May 31, 2000.

NOTE 8 -- LINE OF CREDIT. Each Fund has available a Redemption Line of Credit Facility ("LOC"), from a consortium of national banks, to be used for temporary or emergency purposes to fund redemptions of investor shares. The LOC permits borrowings to a maximum of 5% of the Net Assets at Value for Equity Income Fund and 10% of the Net Assets at Value for Balanced and Total Return Funds. Each Fund agrees to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. At May 31, 2000, there were no such borrowings.

NOTE 9 -- CONTINGENT DEFERRED SALES CHARGE ("CDSC"). A 1.00% CDSC is charged by each Fund's Class C shares on redemptions or exchanges of shares held thirteen months or less (other than shares acquired through reinvestment of dividends or other distributions). The CDSC is paid by the redeeming shareholder and therefore, it is not an expense of the Fund. For the period ended May 31, 2000, the Distributor received an insignificant amount of CDSC from shareholder redemptions for Balanced Fund - Class C, Equity Income Fund - Class C and Total Return Fund - Class C.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of INVESCO Combination Stock & Bond Funds, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investment securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of INVESCO Balanced Fund, INVESCO
Equity Income Fund and INVESCO Total Return Fund (constituting INVESCO Combination Stock & Bond Funds, Inc., hereafter referred to as the "Fund") at May 31, 2000, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the periods indicated and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2000 by correspondence with the custodian and transfer agent, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Denver, Colorado
June 23, 2000

FINANCIAL HIGHLIGHTS

BALANCED FUND--INVESTOR CLASS
(For a Fund Share Outstanding Throughout Each Period)

                                          YEAR        PERIOD
                                         ENDED         ENDED
                                        MAY 31        MAY 31                YEAR ENDED JULY 31
----------------------------------------------------------------------------------------------------------
                                          2000       1999(a)       1998        1997       1996      1995
PER SHARE DATA
Net Asset Value--Beginning
  of Period                          $   16.78   $     15.71  $   15.86   $   13.36  $   12.08  $  10.30
==========================================================================================================
INCOME FROM INVESTMENT
  OPERATIONS
Net Investment Income                     0.32          0.24       0.33        0.34       0.37      0.29
Net Gains on Securities
  (Both Realized and Unrealized)          0.92          1.73       1.50        3.37       2.12      2.03
==========================================================================================================
TOTAL FROM INVESTMENT
  OPERATIONS                              1.24          1.97       1.83        3.71       2.49      2.32
==========================================================================================================
LESS DISTRIBUTIONS
Dividends from Net Investment Income      0.32          0.24       0.35        0.34       0.37      0.29
Distributions from Capital Gains          0.52          0.66       1.63        0.87       0.84      0.25
==========================================================================================================
TOTAL DISTRIBUTIONS                       0.84          0.90       1.98        1.21       1.21      0.54
==========================================================================================================
Net Asset Value--End of Period       $   17.18   $     16.78  $   15.71   $   15.86  $   13.36  $  12.08
==========================================================================================================

TOTAL RETURN                             7.47%     13.12%(b)     12.90%      29.27%     20.93%    23.18%

RATIOS
Net Assets--End of Period
  ($000 Omitted)                     $ 644,957   $   324,838  $ 216,624   $ 161,921  $ 115,066  $ 37,224

Ratio of Expenses to Average
  Net Assets(c)                       1.15%(d)   1.21%(d)(e)   1.22%(d)    1.29%(d)   1.29%(d)     1.25%

Ratio of Net Investment Income
  to Average Net Assets(c)               1.98%      1.94%(e)      2.18%       2.46%      3.03%     3.12%

Portfolio Turnover Rate                    89%       100%(b)       108%        155%       259%      255%

(a)  From August 1, 1998 to May 31, 1999, the Fund's current fiscal year end.

(b) Based on operations for the period shown and, accordingly, are not representative of a full year.

(c) Various expenses of the Class were voluntarily absorbed by IFG for the years ended July 31, 1997, 1996 and 1995. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.34%, 1.29% and 1.59%, respectively, and ratio of net investment income to average net assets would have been 2.41%, 3.03% and 2.77%, respectively.

(d) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements (which may include custodian, distribution and transfer agent fees).

(e)   Annualized

FINANCIAL HIGHLIGHTS

BALANCED FUND--CLASS C (For a Fund Share Outstanding Throughout Each Period)

                                                                        PERIOD
                                                                         ENDED
                                                                        MAY 31
--------------------------------------------------------------------------------
                                                                       2000(a)
PER SHARE DATA
Net Asset Value--Beginning of Period                              $      17.38
================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                                     0.17
Net Losses on Securities
  (Both Realized and Unrealized)                                        (0.25)
================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                        (0.08)
================================================================================
LESS DISTRIBUTIONS
DIVIDENDS FROM NET INVESTMENT INCOME                                      0.25
================================================================================
Net Asset Value--End of Period                                    $      17.05
================================================================================

TOTAL RETURN(b)                                                     (0.46%)(c)

RATIOS

Net Assets--End of Period ($000 Omitted)                          $      2,134

Ratio of Expenses to Average Net Assets(d)                            1.77%(e)

Ratio of Net Investment Income to Average Net Assets                  1.57%(e)

Portfolio Turnover Rate                                                 89%(f)


(a)  From February 15, 2000, since inception of Class C, to May 31, 2000.

(b)  The applicable CDSC fees are not included in the Total Return calculation.

(c) Based on operations for the period shown and, accordingly, are not representative of a full year.

(d) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian, distribution and transfer agent fees).

(e)  Annualized

(f)  Portfolio   Turnover  is  calculated  at  the  Fund  level,  and  therefore represents the year ended May 31, 2000.

FINANCIAL HIGHLIGHTS

EQUITY INCOME FUND--INVESTOR  CLASS
(For a Fund Share Outstanding Throughout Each Period)

                                              YEAR        PERIOD
                                             ENDED         ENDED
                                            MAY 31        MAY 31                       YEAR ENDED JUNE 30
----------------------------------------------------------------------------------------------------------------------
                                              2000       1999(a)         1998         1997         1996         1995
PER SHARE DATA
Net Asset Value--Beginning
  of Period                            $     15.85   $     16.18  $     15.31  $     13.21  $     11.92  $     11.32
======================================================================================================================
INCOME FROM INVESTMENT
  OPERATIONS
Net Investment Income                         0.24          0.30         0.38         0.35         0.41         0.42
Net Gains on Securities
  (Both Realized and Unrealized)              1.05          1.19         2.54         3.05         1.53         1.14
======================================================================================================================
TOTAL FROM INVESTMENT
  OPERATIONS                                  1.29          1.49         2.92         3.40         1.94         1.56
======================================================================================================================
LESS DISTRIBUTIONS
Dividends from Net Investment Income          0.24          0.31         0.38         0.35         0.41         0.42
In Excess of Net Investment Income(b)         0.00          0.00         0.00         0.00         0.00         0.00
Distributions from Capital Gains              1.45          1.51         1.67         0.95         0.24         0.54
======================================================================================================================
TOTAL DISTRIBUTIONS                           1.69          1.82         2.05         1.30         0.65         0.96
======================================================================================================================
Net Asset Value--End of Period         $     15.45   $     15.85  $     16.18  $     15.31  $     13.21  $     11.92
======================================================================================================================
TOTAL RETURN                                 8.46%     10.31%(c)       20.55%       27.33%       16.54%       14.79%

RATIOS
Net Assets--End of Period
  ($000 Omitted)                       $ 4,405,739   $ 4,845,036  $ 5,080,735  $ 4,574,675  $ 4,170,536  $ 4,009,609

Ratio of Expenses to Average
  Net Assets(d)                           0.93%(e)   0.90%(e)(f)     0.90%(e)     0.95%(e)     0.93%(e)        0.94%

Ratio of Net Investment
  Income to Average
  Net Assets(d)                              1.52%      2.10%(f)        2.35%        2.54%        3.17%        3.61%

Portfolio Turnover Rate                        50%        47%(c)          58%          47%          63%          54%

(a)  From July 1, 1998 to May 31, 1999, the Fund's current fiscal year end.

(b) Distributions in excess of net investment income for the year ended June 30, 1998 aggregated less than $0.01 on a per share basis.

(c) Based on operations for the period shown and, accordingly, are not representative of a full year.

(d) Various expenses of the Class were voluntarily absorbed by IFG for the period ended May 31, 1999 and for the years ended June 30, 1998, 1997, 1996 and 1995. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 0.91% (annualized), 0.90%, 0.98%, 0.96% and 0.97%, respectively, and ratio of net investment income to average net assets would have been 2.09% (annualized), 2.35%, 2.51%, 3.14% and 3.58%, respectively.

(e) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Adviser, if applicable, which is before any expense offset arrangements (which may include custodian, distribution and transfer agent fees).

(f)   Annualized

FINANCIAL HIGHLIGHTS

EQUITY INCOME FUND--CLASS C
(For a Fund Share Outstanding Throughout Each Period)

                                                                        PERIOD
                                                                         ENDED
                                                                        MAY 31
--------------------------------------------------------------------------------
                                                                       2000(a)
PER SHARE DATA
Net Asset Value--Beginning of Period                               $     14.55
================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                                     0.12
Net Gains on Securities
  (Both Realized and Unrealized)                                          0.84
================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                          0.96
================================================================================
LESS DISTRIBUTIONS
DIVIDENDS FROM NET INVESTMENT INCOME                                      0.19
================================================================================
Net Asset Value--End of Period                                     $     15.32
================================================================================


TOTAL RETURN(b)                                                       6.66%(c)

RATIOS
Net Assets--End of Period ($000 Omitted)                           $     1,388

Ratio of Expenses to Average Net Assets(d)                            1.67%(e)

Ratio of Net Investment Income to Average Net Assets                  0.94%(e)

Portfolio Turnover Rate                                                 50%(f)


(a)  From February 15, 2000, since inception of Class C, to May 31, 2000.

(b)  The applicable CDSC fees are not included in the Total Return calculation.

(c) Based on operations for the period shown and, accordingly, is not representative of a full year.

(d) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian, distribution and transfer agent fees).

(e)  Annualized

(f)  Portfolio   Turnover  is  calculated  at  the  Fund  level,  and  therefore represents the year ended May 31, 2000.

FINANCIAL HIGHLIGHTS

TOTAL RETURN FUND--INVESTOR CLASS
(For a Fund Share Outstanding Throughout Each Period)

                                              YEAR        PERIOD
                                             ENDED         ENDED
                                            MAY 31        MAY 31                YEAR ENDED AUGUST 31
----------------------------------------------------------------------------------------------------------------------
                                              2000       1999(a)         1998         1997         1996         1995
PER SHARE DATA
Net Asset Value--Beginning
  of Period                            $     32.37   $     28.16  $     27.77  $     22.60  $     20.95  $     18.54
======================================================================================================================
INCOME FROM INVESTMENT
  OPERATIONS
Net Investment Income                         0.81          0.60         0.83         0.77         0.73         0.72
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)            (3.47)          5.03         0.87         5.26         1.78         2.46
======================================================================================================================
TOTAL FROM INVESTMENT
  OPERATIONS                                (2.66)          5.63         1.70         6.03         2.51         3.18
======================================================================================================================
LESS DISTRIBUTIONS
Dividends from Net Investment Income          0.81          0.60         0.83         0.77         0.73         0.72
In Excess of Net Investment Income(b)         0.00          0.00         0.00         0.00         0.00         0.00
Distributions from Capital Gains              1.16          0.82         0.48         0.09         0.13         0.05
======================================================================================================================
TOTAL DISTRIBUTIONS                           1.97          1.42         1.31         0.86         0.86         0.77
======================================================================================================================
Net Asset Value--End of Period         $     27.74   $     32.37  $     28.16  $     27.77  $     22.60  $     20.95
======================================================================================================================

TOTAL RETURN                               (8.29%)     20.27%(c)        6.02%       27.01%       12.06%       17.54%

RATIOS

Net Assets--End of Period
  ($000 Omitted)                       $ 2,326,899   $ 3,418,746  $ 2,561,016  $ 1,845,594  $ 1,032,151  $   563,468

Ratio of Expenses to Average
  Net Assets(d)                           1.00%(e)   0.83%(e)(f)     0.79%(e)     0.86%(e)     0.89%(e)        0.95%

Ratio of Net Investment
  Income to Average
  Net Assets(d)                           2.60%(e)      2.61%(f)        2.82%        3.11%        3.44%        3.97%

Portfolio Turnover Rate                        49%         7%(c)          17%           4%          10%          30%

(a)  From September 1, 1998 to May 31, 1999, the Fund's current fiscal year end.

(b) Distributions in excess of net investment income for the year ended May 31, 2000, for the period ended May 31, 1999 and for the year ended August 31, 1995, aggregated less than $0.01 on a per share basis.

(c) Based on operations for the period shown and, accordingly, are not representative of a full year.

(d) Various expenses of the Class were voluntarily absorbed by IFG from September 1, 1998 to May 12, 1999 and for the year ended August 31, 1998. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 0.84% (annualized) and 0.80%, respectively, and ratio of net investment income to average net assets would have been 2.60% (annualized) and 2.81%, respectively.

(e) Ratio is based on Total Expenses of the Fund, less Expenses Absorbed by Investment Adviser, if applicable, which is before any expense offset arrangements (which may include custodian, distribution and transfer agent fees).

(f)  Annualized

FINANCIAL HIGHLIGHTS

TOTAL RETURN FUND--CLASS C (For a Fund Share Outstanding Throughout Each Period)

                                                                        PERIOD
                                                                         ENDED
                                                                        MAY 31
--------------------------------------------------------------------------------
                                                                       2000(a)
PER SHARE DATA
Net Asset Value--Beginning of Period                               $     26.71
================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                                     0.29
Net Gains on Securities
  (Both Realized and Unrealized)                                          0.87
================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                          1.16
================================================================================
LESS DISTRIBUTIONS
DIVIDENDS FROM NET INVESTMENT INCOME                                      0.57
================================================================================
Net Asset Value--End of Period                                     $     27.30
================================================================================

TOTAL RETURN(b)                                                       4.40%(c)

RATIOS

Net Assets-- End of Period ($000 Omitted)                          $        10

Ratio of Expenses to Average Net Assets(d)                            2.94%(e)

Ratio of Net Investment Income to Average Net Assets                  1.46%(e)

Portfolio Turnover Rate                                                 49%(f)

(a)  From February 15, 2000, since inception of Class C, to May 31, 2000.

(b)  The applicable CDSC fees are not included in the Total Return calculation.

(c) Based on operations for the period shown and, accordingly, are not representative of a full year.

(d) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian, distribution and transfer agent fees).

(e)  Annualized

(f)  Portfolio   Turnover  is  calculated  at  the  Fund  level,  and  therefore represents the year ended May 31, 2000.

                             INVESCO FAMILY OF FUNDS


                                 Investor Class                      Newspaper
Fund Name                          Fund Code      Ticker Symbol     Abbreviation
--------------------------------------------------------------------------------
STOCK
Growth & Income                       21             IVGIX           Gro&Inc
Blue Chip Growth                      10             FLRFX           BlChpGro
Dynamics                              20             FIDYX           Dynm
Small Company Growth                  60             FIEGX           SmCoGth
INVESCO Endeavor                      61             IVENX           Endeavor
Value Equity                          46             FSEQX           ValEq
S&P 500 Index Fund                    23             ISPIX           S&P500
--------------------------------------------------------------------------------
BOND
U.S. Government Securities            32             FBDGX           USGvt
Select Income                         30             FBDSX           SelInc
High Yield                            31             FHYPX           HiYld
Tax-Free Bond                         35             FTIFX           TxFreeBd
--------------------------------------------------------------------------------
COMBINATION STOCK & BOND
Equity Income                         15             FIIIX           EquityInc
Total Return                          48             FSFLX           TotRtn
Balanced                              71             IMABX           Bal
--------------------------------------------------------------------------------
SECTOR
Energy                                50             FSTEX           Enrgy
Financial Services                    57             FSFSX           FinSvc
Gold                                  51             FGLDX           Gold
Health Sciences                       52             FHLSX           HlthSc
Leisure                               53             FLISX           Leisur
Real Estate Opportunity               42             IVSRX           Realty
Technology                            55             FTCHX           Tech
Telecommunications                    39             ISWCX           Telecom
Utilities                             58             FSTUX           Util
--------------------------------------------------------------------------------
INTERNATIONAL
International Blue Chip Value         09             IIBCX           ItlBlChp
Pacific Basin                         54             FPBSX           PcBas
European                              56             FEURX           Europ
Latin American Growth                 34             IVSLX           LtnAmerGr
--------------------------------------------------------------------------------
MONEY MARKET
U.S. Government Money                 44             FUGXX           InvGvtMF
Cash Reserves                         25             FDSXX           InvCshR
Tax-Free Money                        40             FFRXX           InvTaxFree
Treasurer's Money Market Reserve      96             IMRXX           INVESCOMMR
Treasurer's Tax-Exempt Reserve        95             ITTXX           INVESCOTTE



FOR MORE INFORMATION ABOUT ANY OF THE INVESCO FUNDS, INCLUDING MANAGEMENT FEES, RISKS, AND EXPENSES, PLEASE VISIT OUR WEB SITE, CONSULT YOUR FINANCIAL ADVISOR, OR CALL US AT 1-800-525-8085 FOR A PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

                          [INVESCO ICON] INVESCO FUNDS


                                   YOU SHOULD
                                    KNOW WHAT
                                  INVESCO KNOWS(R)












We're easy to stay in touch with:

Investor Services: 1-800-525-8085
Your Personal Account Line: 1-800-424-8085
On the World Wide Web: invescofunds.com

INVESCO Distributors, Inc.,(SM) Distributor
Post Office Box 173706
Denver, Colorado 80217-3706

This information must be preceded or accompanied by a current prospectus.



AAW 9178 7/00